Registration No. 333-76154

& 811-7934

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 4	☒

and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 21	☒

THRIVENT VARIABLE ANNUITY ACCOUNT B

(Exact Name of Registrant)

THRIVENT FINANCIAL FOR LUTHERANS

(Name of Depositor)

625 Fourth Avenue South, Minneapolis, Minnesota 55415

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, including Area Code: (612) 340-7005

NAME AND ADDRESS OF AGENT FOR SERVICE

John C. Bjork

625 Fourth Avenue South

Minneapolis, Minnesota 55415

APPROXIMATE DATE OF THE PROPOSED PUBLIC OFFERING

As soon as practicable after effectiveness of the Registration Statement.

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on April 29, 2005 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	on (date) pursuant to paragraph (a)(1) of Rule 485

☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485

☐	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

TITLE OF SECURITIES BEING REGISTERED

Interest in a separate account under flexible premium deferred variable annuity contracts.

Thrivent Financial for Lutherans

Prospectuses

Flexible Premium Deferred Variable Annuity

April 29, 2005

Thrivent Variable Annuity Account B
Thrivent Series Fund, Inc.

Important Information About Procedures for Opening A New Account

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.

What this means for you: When you open an account or apply for a variable product, we will ask for your name, address, date of birth and other information that will be used to identify you. This information may be compared with information obtained from a consumer reporting agency, public database or other source. We may also ask to see your driver’s license and other identifying documents.

THRIVENT VARIABLE ANNUITY ACCOUNT B

PROSPECTUS

FOR

FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT

ISSUED BY THRIVENT FINANCIAL FOR LUTHERANS

Service Center:	Corporate Office:
4321 North Ballard Road	625 Fourth Avenue South
Appleton, WI 54919-0001	Minneapolis, MN 55415-1665
Telephone: 800-THRIVENT	Telephone: 800-THRIVENT
E-mail: mail@thrivent.com	E-mail: mail@thrivent.com

This Prospectus describes a flexible premium deferred variable annuity contract (the “Contract”) which was issued by Thrivent Financial for Lutherans (“Thrivent Financial”, “we”, “us” or “our”). We are a fraternal benefit society organized under Wisconsin law. Even though we no longer issue new Contracts, the Contract Owner (“you”) may continue to allocate net premiums among investment alternatives with different investment objectives.

We allocate net premiums based on the Annuitant’s designation to one or more Subaccounts of Thrivent Variable Annuity Account B (the “Variable Account”), and/or to the Fixed Account (which is the general account of ours, and which pays interest in an amount that is at least as great as the guaranteed fixed rate). The assets of each Subaccount will be invested solely in a corresponding Portfolio of Thrivent Series Fund, Inc. (the “Fund”), which is an open-end management investment company (commonly known as a “mutual fund”). We provide the overall investment management for each of the Portfolios, although some of the Portfolios are managed by an investment subadviser. The accompanying prospectus for the Fund describes the investment objectives and attendant risks of the following Portfolios:

Thrivent Aggressive Allocation Portfolio

Thrivent Moderately Aggressive Allocation Portfolio

Thrivent Moderate Allocation Portfolio

Thrivent Moderately Conservative Allocation Portfolio

Thrivent Technology Portfolio

Thrivent Partner Small Cap Growth Portfolio

(subadvised by Turner Investment Partners, Inc. and Westcap Investors LLC)

Thrivent Partner Small Cap Value Portfolio

(subadvised by T. Rowe Price Associates, Inc.)

Thrivent Small Cap Stock Portfolio

Thrivent Small Cap Index Portfolio

Thrivent Mid Cap Growth Portfolio

Thrivent Mid Cap Growth Portfolio II

Thrivent Partner Mid Cap Value Portfolio

(subadvised by Goldman Sachs Asset Management LLP)

Thrivent Mid Cap Stock Portfolio

Thrivent Mid Cap Index Portfolio

Thrivent Partner International Stock Portfolio

(subadvised by Mercator Asset Management, LP and T. Rowe Price International, Inc.)

Thrivent Partner All Cap Portfolio

(subadvised by Fidelity Management & Research Company)

Thrivent Large Cap Growth Portfolio

Thrivent Large Cap Growth Portfolio II

Thrivent Partner Growth Stock Portfolio

(subadvised by T. Rowe Price Associates, Inc.)

Thrivent Large Cap Value Portfolio

Thrivent Large Cap Stock Portfolio

Thrivent Large Cap Index Portfolio

Thrivent Real Estate Securities Portfolio

Thrivent Balanced Portfolio

Thrivent High Yield Portfolio

Thrivent High Yield Portfolio II

Thrivent Income Portfolio

Thrivent Bond Index Portfolio

Thrivent Limited Maturity Bond Portfolio

Thrivent Mortgage Securities Portfolio

Thrivent Money Market Portfolio

Additional information about us, the Contract and the Variable Account is contained in a Statement of Additional Information (“SAI”) dated April 29, 2005. That SAI was filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. You may obtain a copy of the SAI without charge by writing to us at our address above. In addition, the Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains the SAI. The Table of Contents for the SAI may be found on Page 31 of this Prospectus. Appendix A sets forth definitions of special terms used in this Prospectus.

An investment in the Contract is not a deposit of a bank or financial institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Contract involves investment risk including the possible loss of principal.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This Prospectus sets forth concisely the information about the Contract that a prospective investor ought to know before investing, and should be read and kept for future reference. It is valid only when accompanied or proceeded by the current prospectus of Thrivent Series Fund, Inc.

The date of this Prospectus is April 29, 2005.

THIS PAGE INTENTIONALLY LEFT BLANK

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FEE AND EXPENSE TABLES

The following tables describe the fees and expenses that you will pay when owning and surrendering the Contract.

The first table describes the fees and expenses that you will pay at the time that you own or surrender the Contract or transfer cash value between investment options. You pay no sales charge when you make additional investments in the Contract.

Contract Owner Transaction Expenses
Sales Load Imposed on Purchase (as a percentage of purchase payments)	0%
Maximum Deferred Sales Load (as a percentage of Excess Amount surrendered)	6%[1]
Exchange Fee	0%

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Annual Contract Fee		$30.00[2]
Annual Subaccount Expenses
(as a percentage of average daily Accumulated Value or Annuity Unit Value)
	Current[3]	Maximum
Mortality and Expense Risk Charge	1.10%	1.25%
Total Subaccount Annual Expenses	1.10%	1.25%

The next table shows the minimum and maximum total operating expenses charged by the Portfolios that you pay periodically during the time that you own the Contract. More detail concerning the fees and expenses of the Portfolios is contained in the prospectus for the Fund.

Total Annual Portfolio Operating Expenses[4]	Minimum	Maximum
(expenses that are deducted from the Portfolio assets, including management fees and other expenses)	0.37%	1.19%

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Example

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, separate account annual expenses, and Portfolio fees and expenses.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

♦	If you surrender or annuitize your Contract at the end of the applicable time period:

1 Year		3 Years		5 Years		10 Years
Minimum	Maximum	Minimum	Maximum	Minimum	Maximum	Minimum	Maximum
$710	$802	$869	$1,153	$983	$1,024	$1,512	$1,773

♦	If you do not surrender your Contract:

1 Year		3 Years		5 Years		10 Years
Minimum	Maximum	Minimum	Maximum	Minimum	Maximum	Minimum	Maximum
$151	$249	$469	$765	$810	$1,308	$1,773	$2,791

Notes to Fee and Expense Tables:

1 In each Contract Year, you may surrender without a surrender charge up to 10% of the Accumulated Value existing at the time the first surrender is made in a Contract Year; only the amount in excess of that amount (the “Excess Amount”) will be subject to a surrender charge. A surrender charge is deducted if a full or partial surrender occurs during the first six Contract Years. The surrender charge is 6% during the first Contract Year and decreases by 1% each subsequent Contract Year. No surrender charge is deducted for surrenders occurring in Contract Years seven and later. The surrender charge also will be deducted if the annuity payments begin during the first six Contract Years, except under certain circumstances as described in Surrender Charge (Contingent Deferred Sales Charge).

2 A $30 annual administrative charge is deducted on each Contract Anniversary only if, on that Contract Anniversary, the total of premiums paid under the Contract minus all prior surrenders is less than $5,000 and the Accumulated Value is less than $5,000. The $30 fee is a Contract charge and is deducted proportionately from the Subaccounts and the Fixed Account that make up the Contract’s Accumulated Value.

3 The current charge for mortality and expense risk fees is equal to an annual rate of 1.10%, and we guarantee that this charge will never exceed an annual rate of 1.25%. See Charges and Deductions - Mortality and Expense Risk Charge.

4 Thrivent Financial has agreed to voluntarily reimburse all expenses other than the advisory fees for certain of the Portfolios. After taking these voluntary arrangements into account, the range (minimum and maximum) of total operating expenses charged by the Portfolios would have been 0.37% to 1.08%. The reimbursements and waivers may be discontinued at any time.

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SUMMARY

Please refer to Appendix A at the end of this Prospectus for definitions of several technical terms, which can help you understand details about your Contract. The Summary is an introduction to various topics related to the Contract. For more detailed information on each subject, refer to the appropriate section of this Prospectus.

The Contract

Allocation of Premiums. You may allocate premiums under the Contract to one or more of the Subaccounts of the Variable Account and to the Fixed Account. Some of the Subaccounts may be unavailable in some states.

The Accumulated Value of the Contract in the Subaccounts and, except to the extent fixed amount annuity payments have been elected, the amount of annuity payments will vary, primarily based on the investment experience of the Portfolios whose shares are held in the Subaccounts designated. Premiums allocated to the Fixed Account will accumulate at fixed rates of interest declared by us.

Premiums will be allocated among the Subaccounts and the Fixed Account according to your allocation instructions, at the end of the Valuation Period in which we receive the premium.

Surrenders. If a Written Notice from you requesting a surrender is received on or before the Annuity Commencement Date, we will pay to you all or part of the Accumulated Value of a Contract after deducting any applicable surrender charge. Partial surrenders must be for at least $200, and may be requested only if the remaining Accumulated Value is not less than $1,000. Under certain circumstances the Contract Owner may make surrenders after the Annuity Commencement Date.

Transfers. On or before the Annuity Commencement Date, you may request the transfer of all or a part of your Contract’s Accumulated Value to other Subaccounts or to the Fixed Account. The total amount transferred each time must be at least $200 (unless the total value in the Subaccount or the Fixed Account is less than $200, in which case the entire amount may be transferred). We reserve the right to limit the number of transfers in any Contract Year, although we will always allow at least 12 transfers a year. With respect to the Fixed Account, transfers out of the Fixed Account are limited to only one each calendar quarter and must be made on or within 45 days after a Contract Anniversary. After the Annuity Commencement Date, you may, by Written Notice and only once each Contract Year, change the percentage allocation of variable annuity payments among the available Subaccounts.

Annuity Provisions

You may select an annuity settlement option or options, and you may select whether payments are to be made on a fixed or variable (or a combination of fixed and variable) basis. See Annuity Provisions for more detail.

Federal Tax Status

For a description of the Federal income tax status of annuities, see Federal Tax Status. Generally, a distribution from a Contract before the taxpayer attains age 59 1/2 will result in a penalty tax of 10% of the amount of the distribution which is included in gross income. Death proceeds paid to beneficiaries are also subject to income tax.

Condensed Financial Information

Condensed financial information derived from the financial statements of the Variable Account is contained in Appendix B.

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THRIVENT FINANCIAL AND THE VARIABLE ACCOUNT

Thrivent Financial

We are a fraternal benefit society owned by and operated for our members. We were organized in 1902 under Wisconsin law, and we are in compliance with Internal Revenue Code Section 501(c)(8). We are currently licensed to transact life insurance business in all 50 states and the District of Columbia.

We are subject to regulation by the Office of the Commissioner of Insurance of the State of Wisconsin as well as by the insurance regulators of all the other states and jurisdictions in which we do business. We submit annual reports on our operations and finances to insurance officials in such states and jurisdictions. The forms of Contracts described in this Prospectus are filed with and (where required) approved by insurance officials in each state and jurisdiction in which Contracts are sold. We are also subject to certain Federal securities laws and regulations.

The Variable Account

The Variable Account is a separate account of ours, which was established in 1993. The Variable Account meets the definition of a “separate account” under the federal securities laws. We have caused the Variable Account to be registered with the Securities and Exchange Commission (the “SEC”) as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). This registration does not involve supervision by the SEC of the management or investment policies or practices.

We own the assets of the Variable Account, and we are not a trustee with respect to such assets. However, the Wisconsin laws under which the Variable Account is operated provide that the Variable Account shall not be chargeable with liabilities arising out of any other business we may conduct. We may transfer to our general account assets of the Variable Account which exceed the reserves and other liabilities of the Variable Account.

Income and realized and unrealized gains and losses from each Subaccount of the Variable Account are credited to or charged against that Subaccount without regard to any of our other income, gains or losses. We may accumulate in the Variable Account the charge for expense and mortality risk, mortality gains and losses and investment results applicable to those assets that are in excess of net assets supporting the Contracts.

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INVESTMENT OPTIONS

Variable Investment Options and the Subaccounts

You may allocate the premiums paid under the Contract and transfer from the Contract’s Accumulated Value to one or more of the Subaccounts of the Variable Account. We invest the assets of each Subaccount in corresponding Portfolios of the Funds. The Subaccounts and corresponding Portfolios are:

Subaccount	Corresponding Portfolio
Thrivent Aggressive Allocation Subaccount	Thrivent Aggressive Allocation Portfolio
Thrivent Moderately Aggressive Allocation Subaccount	Thrivent Moderately Aggressive Allocation Portfolio
Thrivent Moderate Allocation Subaccount	Thrivent Moderate Allocation Portfolio
Thrivent Moderately Conservative Allocation Subaccount	Thrivent Moderately Conservative Allocation Portfolio
Thrivent Technology Subaccount	Thrivent Technology Portfolio
Thrivent Partner Small Cap Growth Subaccount	Thrivent Partner Small Cap Growth Portfolio
Thrivent Partner Small Cap Value Subaccount	Thrivent Partner Small Cap Value Portfolio
Thrivent Small Cap Stock Subaccount	Thrivent Small Cap Stock Portfolio
Thrivent Small Cap Index Subaccount	Thrivent Small Cap Index Portfolio
Thrivent Mid Cap Growth Subaccount	Thrivent Mid Cap Growth Portfolio
Thrivent Mid Cap Growth Subaccount II	Thrivent Mid Cap Growth Portfolio II
Thrivent Partner Mid Cap Value Subaccount	Thrivent Partner Mid Cap Value Portfolio
Thrivent Mid Cap Stock Subaccount	Thrivent Mid Cap Stock Portfolio
Thrivent Mid Cap Index Subaccount	Thrivent Mid Cap Index Portfolio
Thrivent Partner International Stock Subaccount	Thrivent Partner International Stock Portfolio
Thrivent Partner All Cap Subaccount	Thrivent Partner All Cap Portfolio
Thrivent Large Cap Growth Subaccount	Thrivent Large Cap Growth Portfolio
Thrivent Large Cap Growth Subaccount II	Thrivent Large Cap Growth Portfolio II
Thrivent Partner Growth Stock Subaccount	Thrivent Partner Growth Stock Portfolio
Thrivent Large Cap Value Subaccount	Thrivent Large Cap Value Portfolio
Thrivent Large Cap Stock Subaccount	Thrivent Large Cap Stock Portfolio
Thrivent Large Cap Index Subaccount	Thrivent Large Cap Index Portfolio
Thrivent Real Estate Securities Subaccount	Thrivent Real Estate Securities Portfolio
Thrivent Balanced Subaccount	Thrivent Balanced Portfolio
Thrivent High Yield Subaccount	Thrivent High Yield Portfolio
Thrivent High Yield Subaccount II	Thrivent High Yield Portfolio II
Thrivent Income Subaccount	Thrivent Income Portfolio
Thrivent Bond Index Subaccount	Thrivent Bond Index Portfolio
Thrivent Limited Maturity Bond Subaccount	Thrivent Limited Maturity Bond Portfolio
Thrivent Mortgage Securities Subaccount	Thrivent Mortgage Securities Portfolio
Thrivent Money Market Subaccount	Thrivent Money Market Portfolio

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INVESTMENT OPTIONS

Each of the Portfolios has an investment objective as described below:

Thrivent Aggressive Allocation Portfolio. To seek long-term capital growth by implementing an asset allocation strategy.

Thrivent Moderately Aggressive Allocation Portfolio. To seek long-term capital growth by implementing an asset allocation strategy.

Thrivent Moderate Allocation Portfolio. To seek long-term capital growth while providing reasonable stability of principal by implementing an asset allocation strategy.

Thrivent Moderately Conservative Allocation Portfolio. To seek long-term capital growth while providing reasonable stability of principal by implementing an asset allocation strategy.

Thrivent Technology Portfolio. To seek long-term capital appreciation by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

Thrivent Partner Small Cap Growth Portfolio. To achieve long-term capital growth by investing primarily in a diversified portfolio of common stocks of U.S. small capitalization companies.

Thrivent Partner Small Cap Value Portfolio. To seek long-term growth of capital by investing primarily in a professionally-managed diversified portfolio of smaller capitalization common stocks.

Thrivent Small Cap Stock Portfolio. To seek long-term capital growth by investing primarily in small company common stocks and securities convertible into small company common stocks.

Thrivent Small Cap Index Portfolio. To strive for capital growth that approximates the performance of the S&P SmallCap 600 Index* by investing primarily in common stocks of the index.

Thrivent Mid Cap Growth Portfolio. To achieve long-term growth of capital by investing primarily in a professionally-managed diversified portfolio of common stocks of companies with medium market capitalizations.

Thrivent Mid Cap Growth Portfolio II. To achieve long-term growth of capital by investing primarily in a diversified portfolio of common stocks of companies with medium market capitalizations.

Thrivent Partner Mid Cap Value Subaccount. To achieve long-term growth of capital.

Thrivent Mid Cap Stock Portfolio. To seek long-term capital growth by investing primarily in common stocks and securities convertible into common stocks of mid-sized companies.

Thrivent Mid Cap Index Portfolio. To seek total returns that track the performance of the S&P MidCap 400 Index* by investing primarily in common stocks comprising the Index.

Thrivent Partner International Stock Portfolio. To strive for long-term capital growth by investing primarily in foreign stocks.

Thrivent Partner All Cap Portfolio. To seek long-term growth of capital.

Thrivent Large Cap Growth Portfolio. To achieve long-term growth of capital through investment primarily in common stocks of established corporations that appear to offer attractive prospects of a high total return from dividends and capital appreciation.

Thrivent Large Cap Growth Portfolio II. To achieve long-term growth of capital and future income by investing primarily in a diversified portfolio of common stocks of companies that appear to offer better than average long-term growth potential.

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INVESTMENT OPTIONS

Thrivent Partner Growth Stock Portfolio. To achieve long-term growth of capital and, secondarily, increase dividend income by investing primarily in a diversified portfolio of common stocks of well-established growth companies.

Thrivent Large Cap Stock Portfolio. To seek long-term capital growth by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

Thrivent Large Cap Value Portfolio. To achieve long-term growth of capital.

Thrivent Large Cap Index Portfolio. To strive for investment results that approximate the performance of the S&P 500®* Index by investing primarily in common stocks of the Index.

Thrivent Real Estate Securities Portfolio. To seek to provide long-term capital appreciation and high current income by investing primarily in the equity securities of companies in the real estate industry.

Thrivent Balanced Portfolio. To seek capital growth and income by investing in a mix of common stocks, bonds and money market instruments. Securities are selected consistent with the policies of the Thrivent Large Cap Index and Thrivent Bond Index Portfolios.

Thrivent High Yield Portfolio. To achieve a higher level of income through investment in a diversified portfolio of high yield securities (“junk bonds”) which involve greater risks than higher quality investments, while also considering growth of capital as a secondary objective.

Thrivent High Yield Portfolio II. To strive for high current income and secondarily capital growth by investing primarily in high-risk, high yield bonds commonly referred to as “junk bonds.”

Thrivent Income Portfolio. To achieve a high level of income over the longer term while providing reasonable safety of capital through investment primarily in readily marketable intermediate- and long-term fixed income securities.

Thrivent Bond Index Portfolio. To strive for investment results similar to the total return of the Lehman Aggregate Bond Index by investing primarily in bonds and other debt securities included in the Index.

Thrivent Limited Maturity Bond Portfolio. To seek a high level of current income consistent with stability of principal.

Thrivent Mortgage Securities Portfolio. To seek a combination of current income and long-term capital appreciation by investing primarily in a diversified portfolio of debt securities backed by pools of residential and/or commercial mortgages.

Thrivent Money Market Portfolio. To achieve the maximum current income that is consistent with stability of capital and maintenance of liquidity through investment in high-quality, short-term debt obligations.

* “Standard & Poor’s®”, “S&P®”, “Standard & Poor’s 500”, “500”, “Standard & Poor’s SmallCap 600 Index”, “S&P SmallCap 600 Index”, “Standard & Poor’s MidCap 400 Index” and “S&P MidCap 400 Index” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by us. The product is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. (Please see the Statement of Additional Information of the Fund, which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P.)

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INVESTMENT OPTIONS

We cannot assure that the Portfolios will achieve their respective investment objectives. You should periodically evaluate your allocation among the Subaccounts in light of current market conditions and the investment risks associated with investing in the various Portfolios of the Fund. A full description of the Portfolios, their investment objectives, policies, expenses, and risks and other aspects of the Fund’s operations is contained in the accompanying prospectus for the Fund, which should be carefully read in conjunction with this Prospectus.

Shares of the Fund are sold to other Portfolios of the Fund, other insurance company separate accounts of ours and of our wholly owned subsidiary, Thrivent Life Insurance Company (“Thrivent Life”), and to retirement plans that we sponsor. The Fund may, in the future, create new Portfolios. It is conceivable that in the future it may be disadvantageous for both variable annuity separate accounts and variable life insurance separate accounts and for Thrivent Life and us to invest simultaneously in the Fund, although we do not foresee any such disadvantages to either variable annuity or variable life insurance contract owners. The Fund’s management intends to monitor events in order to identify any material conflicts between such Contract Owners and to determine what action, if any, should be taken in response. Material conflicts could result from, for example:

♦	Changes in state insurance laws

♦	Changes in Federal income tax law

♦	Changes in the investment management of the Fund

♦	Differences in voting instructions between those given by the Contract Owners from the different separate accounts

If we believe the response of the Fund to any of those events or conflicts insufficiently protects Contract Owners, we may take appropriate action on our own. Such action could include the sale of Fund shares by one or more of the separate accounts, which could have adverse consequences.

The Fund is registered with the SEC under the 1940 Act as an open-end management investment company (commonly called a “mutual fund”). That registration does not involve supervision by the SEC of the management or investment practices or policies of the Fund.

The Variable Account will purchase and redeem shares from the Fund at net asset value. Shares will be redeemed to the extent necessary for us to collect charges under the Contracts, to make payments upon surrenders, to provide benefits under the Contracts, or to transfer assets from one Subaccount to another as requested by Contract Owners. Any dividend or capital gain distribution received from a Portfolio of the Fund will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding Subaccount.

Investment Management

We act as investment adviser for the Portfolios of the Fund, and we are a registered investment adviser under the Investment Advisers Act of 1940. We and the Fund have engaged the following investment subadvisers:

♦	Turner Investment Partners Inc. and Westcap Investors LLC serve as subadvisers for Thrivent Partner Small Cap Growth Portfolio.

♦	T. Rowe Price Associates, Inc. serves as subadviser for Thrivent Partner Small Cap Value Portfolio and Thrivent Partner Growth Stock Portfolio.

♦	Goldman Sachs Asset Management LLP serves as subadviser for Thrivent Partner Mid Cap Value Portfolio.

♦	T. Rowe Price International, Inc., and Mercator Asset Management, LP serve as subadvisers for Thrivent Partner International Stock Portfolio.

♦	Fidelity Management & Research Company serves as subadviser for Thrivent Partner All Cap Portfolio. FMR Co., Inc. serves as the Portfolio’s subadviser.

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INVESTMENT OPTIONS

The Fund pays each of the above Subadvisers an annual fee for subadvisory services. Subadvisory fees are described fully in the Statement of Additional Information for the Fund.

Addition, Deletion, Combination, or Substitution of Investments

We reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Variable Account or that the Variable Account may purchase. If Portfolio shares of the Fund are no longer available for investment or if in our judgment further investment in any Portfolio should become inappropriate in view of the purposes of the Variable Account, we may redeem the shares, if any, of that Portfolio and substitute shares of another registered open-end management company. We will not substitute any shares attributable to a Contract interest in a Subaccount of the Variable Account without notice and prior approval of the SEC and state insurance authorities, to the extent required by applicable law.

We also reserve the right to establish additional Subaccounts of the Variable Account, each of which would invest in shares corresponding to a new Portfolio of the Fund or in shares of another investment company having a specified investment objective. Subject to applicable law and any required SEC approval, we may, in our sole discretion, establish new Subaccounts, combine two or more Subaccounts, or eliminate one or more Subaccounts if marketing needs, tax considerations or investment conditions warrant. Any new Subaccounts may be made available to existing Contract Owners on a basis to be determined by us.

If we deem it to be in the best interest of Contract Owners and Annuitants, and subject to any approvals that may be required under applicable law, the Variable Account may be operated as a management company under the 1940 Act, it may be deregistered under that Act if registration is no longer required, or it may be combined with other separate accounts of ours.

Fixed Account

On or before the Annuity Commencement Date, you may allocate the premiums paid under the Contract and transfers from the Subaccounts to the Fixed Account. Any amounts allocated to the Fixed Account are invested with our general account assets. Interest will be credited on premiums allocated to the Fixed Account and on amounts transferred to the Fixed Account from the date of allocation or transfer. The initial interest rate for each such allocation or transfer is guaranteed for 12 months, and subsequent interest rates will not change more frequently than every 12 months. Interest will be compounded daily and will never be less than an effective annual interest rate of 3% per year.

Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933 (“1933 Act”), and the Fixed Account has not been registered as an investment company under the Investment Company Act of 1940 (“1940 Act”). Accordingly neither the Fixed Account, nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. Disclosures regarding the Fixed Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements in prospectuses. We have been advised that the staff of the Securities and Exchange Commission has not reviewed disclosure relating to the Fixed Account.

Contract Owners have no voting rights in the Variable Account with respect to Fixed Account values.

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THE CONTRACT

Allocation of Premium

We will allocate the premiums among the Subaccount(s) and/or the Fixed Account according to the instructions you provided in your application for the Contract or subsequently. The allocation percentages which you select must be in whole numbers and their sum must be 100%. We reserve the right to adjust allocation percentages to eliminate fractional percentages. Premiums which you pay are allocated at the end of the Valuation Period in which we receive them using the allocation percentages you have specified. You may change the allocation percentages for future premiums without charge and at any time by giving us Written Notice or, if you have completed the Telephone Transaction Authorization Form, by telephone. Any change will apply to all future premiums unless you request another change.

The values in the Subaccounts of the Variable Account will vary with the investment experience of the corresponding Portfolios. You bear the entire investment risk of the amounts allocated to Subaccounts of the Variable Account. You should periodically review your allocations of premiums in light of market conditions and your overall financial objectives.

Accumulated Value of Your Contract

On or before the Annuity Commencement Date, your Contract’s value is expressed as its Accumulated Value. Your Contract’s Accumulated Value is the sum of the accumulated values in Subaccounts and the Fixed Account.

Your Contract’s Accumulated Value will reflect the investment experience of the chosen Subaccounts, any amount of value in the Fixed Account, any premiums that you pay, any surrenders you make, and any charges we assess in connection with the Contract. There is no guaranteed minimum Accumulated Value, and, because a Contract’s Accumulated Value on any future date depends upon a number of variables, it cannot be predetermined.

Subaccount Valuation

On any Valuation Day, the accumulated value of your investment in a Subaccount is equal to the number of Accumulation Units attributable to that Subaccount multiplied by the accumulated unit value for that Subaccount. On any day that is not a Valuation Day, the accumulated value for a Subaccount will be determined on the next Valuation Day.

Accumulation Units. Transactions in and out of a Subaccount are made by crediting or reducing the Accumulation Units of the Subaccount.

We credit your Contract with Accumulation Units in a Subaccount when:

♦	You allocate premiums to that Subaccount;

♦	You transfer Accumulated Value into that Subaccount from another Subaccount or the Fixed Account.

We reduce the Accumulation Units in a Subaccount when:

♦	You transfer Accumulated Value out of that Subaccount into another Subaccount or the Fixed Account;

♦	You make a surrender from that Subaccount; or

♦	We deduct all or part of the administrative charge from that Subaccount.

Accumulation Unit Value. A Subaccount’s Accumulation Unit Value is the unit price that is used whenever we credit or reduce Accumulation Units of the Subaccount. We re-determine the Accumulation Unit Value for each Subaccount at the end of each Valuation Period. At the end of each Valuation Period, the Accumulation Unit Value for a Subaccount is equal to (a) multiplied by (b) where:

(a)	Is the Accumulation Unit Value for that Subaccount at the end of the prior Valuation Period.

(b)	Is the Net Investment Factor for that Subaccount for that period.

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THE CONTRACT

Net Investment Factor

The Net Investment Factor for a Subaccount measures investment performance of that Subaccount. The Net Investment Factor for a Subaccount for a Valuation Period is determined by dividing (a) by (b) and then subtracting (c) where:

(a)	Is the sum of

(i)	The net asset value per share of the corresponding Portfolio of the Subaccount at the end of the Valuation Period; plus

(ii)	The per share amount of any dividend or capital gain distribution made by the Portfolio if the “ex-dividend” date occurs during the Valuation Period; plus or minus

(iii)	A per share charge or credit for any taxes reserved for that we determine to be a result of the investment operation of the Portfolio.

(b)	Is the net asset value per share of the corresponding Portfolio of the Subaccount at the end of the prior Valuation Period.

(c)	Is the mortality and expense risk charge we deduct for each day in the Valuation Period and is based upon the total accumulated value in the Subaccount. The mortality and expense risk charge is currently 1.10% and guaranteed never to exceed 1.25%.

Minimum Accumulated Value

We require your Contract to maintain a minimum Accumulated Value. The amount which must be maintained depends on your premium paying history as follows:

(1)	At the end of any 24-month period in which you pay no premiums, your Accumulated Value must be at least $1000 after all Contract charges have been applied.

(2)	If you pay at least one premium every 24-months, we require only that the Accumulated Value always be sufficient to cover the Contract’s administrative charge.

If we know that your Contract will not meet these requirements on an upcoming Contract Anniversary, we will notify you 60 days before that anniversary and inform you of the minimum dollar amount which you must pay to keep the Contract in force. If you fail to pay at least that amount, we will terminate your Contract on the Contract Anniversary. If we do so because your Contract failed to meet Requirement (1) above, we will pay you the remaining Accumulated Value. If your Contract fails to meet Requirement (2) above, your Contract terminates without value.

Death Benefit Before the Annuity Commencement Date

If the Annuitant dies before the Annuity Commencement Date, the beneficiary will be entitled to receive the Contract’s death benefit.

The amount of the death benefit will be the greatest of:

♦	The Accumulated Value on the date we calculate the death benefit

♦	The sum of all premiums we received for the Contract, less the amount of all partial surrenders (including any applicable charges) which you made; and

♦	The Accumulated Value on the preceding Minimum Death Benefit Date plus the sum of the premiums we received for the Contract after that date, less the amount of any partial surrenders (including any applicable charges) which you made after that date. The Minimum Death Benefit Dates occur every six years on the Contract Anniversary.

We calculate the death benefit on the later of:

(1)	The date we receive proof of the Annuitant’s death; and

(2)	The date we receive a written request from the beneficiary for either a single sum payment or a settlement option.

If the beneficiary requests a single sum payment, we will pay the death benefit within seven days after the date we calculate it. If the beneficiary requests a settlement

15

THE CONTRACT

option, it must be an option that you could have selected before the Annuity Commencement Date, and the option must provide that either:

(1)	The principal and interest are completely distributed within five years after the date of death; or

(2)	If the beneficiary is a natural person, distribution of the principal and interest is made by means of a periodic payment which begins within one year after the date of death and is not guaranteed for a period which extends beyond the life expectancy of the beneficiary.

If we do not receive a written request from the beneficiary within one year from the date of the Annuitant’s death, we will deem the beneficiary to have requested a single sum payment. Any proceeds not subsequently withdrawn will be paid in a lump sum on the date five years after the date of death. (If the beneficiary is your spouse, he or she may, to the extent permitted by law, elect to continue the Contract in force, in which case your spouse will become and be treated as the Annuitant.)

If your Contract was issued in connection with a Qualified Plan, additional restrictions on the manner of payment of the death benefit may apply. Any such restrictions will be stated in the Contract or the plan documents. Purchasers acquiring Contracts pursuant to Qualified Plans should consult qualified pension or tax advisers.

Death Benefit After the Annuity Commencement Date

If the Annuitant dies while we are paying you an annuity income under a settlement option, any death benefit payable will depend on the terms of the settlement option. If a death benefit is payable, the beneficiary may elect to receive the proceeds in the form of a settlement option, but only if the payments are paid at least as rapidly as payments were being paid under the settlement option in effect on the date of death. If your Contract was issued in connection with a Qualified Plan, additional restrictions on the manner of payment of the death benefit may apply.

Surrender (Redemption)

On or before the Annuity Commencement Date, you may surrender all or part of your Contract’s Accumulated Value by sending a signed Thrivent Financial Surrender Form to our Service Center. The surrender or withdrawal will not be processed until we receive your surrender request at our Service Center, in good order. Any surrender which you request will be made at the end of the Valuation Period during which the requirements for surrender are completed. We will pay you the proceeds from a surrender within seven days after the surrender is made. The proceeds will be the amount surrendered less any surrender charge. See Charges and Deductions—Surrender Charge (Contingent Deferred Sales Charge).

A surrender reduces your Accumulated Value by the amount surrendered. For amounts surrendered from a Subaccount, this is done by selling Accumulation Units of the Subaccount. For partial surrenders, we allocate the surrender among the Subaccounts and the Fixed Account so that all accounts are reduced in value by the same percentage. With our approval, you may specify a different allocation for a partial surrender. If you have requested that a systematic partial surrender should be allocated to a specific Subaccount and the value in that Subaccount is less than the amount of the allocation, we will allocate the partial surrender among the Subaccounts and the Fixed Account so that all accounts are reduced in value by the same percentage.

A partial surrender must be at least $200 and must not reduce the remaining Accumulated Value to less than $1,000. (If the amount you request as a partial surrender would reduce the remaining Accumulated Value to less than $1,000, we will contact you to determine whether you would like a partial surrender of an amount that would result in remaining Accumulated Value of at least $1,000 or whether instead you would like to make a full surrender of your Contract. If we are unable to contact you within seven days, we will treat your request as a

16

THE CONTRACT

request for a full surrender.) When you request a partial surrender, you specify the amount which you want to receive as a result of the surrender. If there are no surrender charges or withholding taxes associated with the surrender, the amount surrendered will be the amount which you request. Otherwise, the amount surrendered will be the amount necessary to provide the amount requested after we apply the surrender charge and any withholding taxes.

After the Annuity Commencement Date, your Contract does not have an Accumulated Value which can be surrendered. However, if you are receiving annuity payments under certain settlement options, surrender may be allowed. Surrender is not allowed if your settlement option involves a life income or if you agreed not to revoke or change the option once annuity payments begin. For other settlement options, the amount available for surrender will be the commuted value of any unpaid annuity payments computed on the basis of the assumed interest rate incorporated in the annuity payments.

You must have a Medallion Signature Guarantee if you want to do any of the following:

♦	Surrender a value of more than $100,000;

♦	Send proceeds to an address other than the one listed on your account; or

♦	Make the check payable to someone other than the current owner(s).

A Medallion Signature Guarantee is a stamp provided by a financial institution that verifies your signature. You sign the Thrivent Financial Surrender Form and have the signature (s) guaranteed by an eligible guarantor institution such as a commercial bank, trust company, security broker or dealer, credit union, or a savings association participating in the Medallion Signature Guarantee Program. A Medallion Signature Guarantee may be obtained at any national bank or brokerage firm.

For all surrenders, you should consider the tax implications of a surrender before you make a surrender request. See Federal Tax Status.

Transfers

On or before the Annuity Commencement Date, you may request the transfer of all or a part of your Contract’s Accumulated Value among the Subaccounts of the Variable Account and the Fixed Account.

You can request a transfer in two ways:

(1)	By giving us written notice; or

(2)	By telephone after completing a Telephone Transaction Authorization Form.

We will make the transfer without charge at the end of the Valuation period during which we receive your request. For transfers from the Fixed Account to a Subaccount of the Variable Account, the amount taken from the Fixed Account is used to buy Accumulation Units of the chosen Subaccount. For transfers from a Subaccount, Accumulation Units of the Subaccount are sold and the resulting dollar amount is, depending on your request, either transferred to the Fixed Account or used to buy Accumulation Units of another Subaccount.

Transfers are subject to the following conditions:

♦	The total amount transferred must be at least $200. However, if the total value in a Subaccount or the Fixed Account is less than $200, the entire amount may be transferred.

♦	We reserve the right to limit the number of transfers in each Contract Year. However, we will always allow at least 12 transfers per Contract Year.

♦	In any Contract Year, only one of your allowed transfers may be from the Fixed Account. Any transfer from the Fixed Account must be made on or within 45 days after a Contract Anniversary.

Transfers will also be subject to any conditions that may be imposed by the Portfolio whose shares are involved.

After the Annuity Commencement Date, you may, by Written Notice and only once each calendar quarter, change the percentage allocation of variable annuity payments among the available Subaccounts.

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THE CONTRACT

Abusive Trading Policies and Monitoring Processes

We do not allow short-term and excessive transfers and other abusive trading practices, and we do not accommodate frequent purchases and redemptions except as described below. Abusive trading by contract owners can disrupt portfolio management and increase expenses of the underlying mutual fund and thereby negatively impact the performance of the corresponding subaccount.

We have adopted the following policies to combat abusive trading practices. Several different tactics are used to reduce the frequency and effect of abusive trading within the subaccounts. We may use a combination of monitoring contract owner activity and restricting contract owner transfers. When monitoring contract owner activity, we may consider several factors to evaluate transfer activity including, but not limited to, the amount and frequency of transfers, the amount of time between transfers, and trading patterns. In making this evaluation, we may consider trading in multiple contracts under common ownership or control.

We may deem the transfer out of all or a substantial portion of a contract owner’s subaccount value to be abusive if the transfer is made within fifteen days after the value was transferred into that subaccount. This policy does not apply to dollar cost averaging, automatic investment plans, systematic withdrawal plans or non-abusive re-balancing. We reserve the right, in our sole discretion, to identify other trading practices as abusive.

If we determine that you are engaging in abusive trading activity, we will request you to cease such activity immediately. If we determine that you are continuing to engage in abusive trading, we will restrict your Contract so that you can make transfers on only one business day each calendar month and any such transfers must be separated by at least 20 calendar days. We reserve the right to reject, restrict or cancel any transfer request, without notice for any reason.

Although we seek to deter and prevent abusive trading practices, there are no guarantees that all activity can be detected or prevented. Contract owners engaging in abusive trading practices use an evolving variety of strategies to avoid detection and it may not be possible for operational and technological systems to reasonably identify abusive trading.

Dollar Cost Averaging

We administer a dollar cost averaging program which enables you to pre-authorize the periodic transfer of predetermined dollar amounts from the Thrivent Money Market Subaccount to as many of the other Subaccounts or to the Fixed Account as you specify. There is no charge for participating in the dollar cost averaging program. It is generally suitable if you are making a substantial deposit to your Contract and wish to use the other Subaccounts or the Fixed Account investment option, but desire to control the risk of investing at the top of a market cycle. This program allows such investments to be made in equal installments over time in an effort to reduce such risk. Dollar cost averaging does not guarantee that the Variable Account will gain in value, nor will it protect against a decline in value if market prices fall. However, if you can continue to invest regularly throughout changing market conditions, it can be an effective strategy to help meet your long-term goals.

If you are interested in the dollar cost averaging program you may obtain an application and full information concerning the program and its restrictions from us. If you enter into a dollar cost averaging agreement with us, it will continue until the amount in the Thrivent Money Market Subaccount is exhausted or you terminate the agreement.

Asset Rebalancing

On or before the Annuity Date, you may participate in an optional asset rebalancing program that allows you to elect a specific asset allocation to maintain over time.

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THE CONTRACT

The sum of the rebalancing percentages must be 100% and each rebalancing allocation percentage must be a whole number not greater than 100%. You may select any date to begin the asset rebalancing program and whether to have your Subaccounts reallocated semiannually or annually. The rebalancing will be done after all other transfers and allocations to or from the Subaccounts for the Valuation Day. The asset rebalancing program does not allow you to include the Fixed Account in the rebalancing program. To participate in the asset rebalancing program, complete the Asset Rebalancing Form at the time of your application or call 1-800-THRIVENT (1-800-847-4836) to request an Asset Rebalancing Form.

Telephone Transactions

You may make partial surrenders, transfers, premium allocation changes, and certain other transactions by telephone if you sign a Telephone Transaction Authorization Form. Telephone transfers are available when you complete the Telephone Transaction Authorization Form. If you elect to complete the Telephone Transaction Authorization Form, you thereby agree that we, our representatives and employees will not be liable for any loss, liability cost or expense when we, our representatives and employees act in accordance with the telephone transfer instructions that have been properly received. If a telephone authorization or instruction, processed after you have completed the Telephone Transaction Authorization Form, is later determined not to have been made by you or was made without your authorization, and a loss results from such unauthorized instruction, you bear the risk of this loss. We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. In the event we do not employ such procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.

Assignments

Assignment is the transfer of Contract ownership from one party to another. If a Contract is used in a Qualified Plan and the Contract Owner is a trust, custodian or employer, then the Contract Owner may transfer ownership to the Annuitant. Otherwise, the Contract may not be sold, assigned, discounted or pledged as collateral for a loan or as security for performance of an obligation or for any other purpose to any person other than us.

If the Contract is not used in a Qualified Plan, then ownership may be transferred, but not to a natural person, and the Contract may be assigned as collateral.

We are not bound by an assignment unless it is in writing and filed at our Service Center. We are not responsible for the validity or effect of any assignment.

You should consider the tax implications of an assignment. See Federal Tax Status.

Contract Owner, Beneficiaries and Annuitants

Unless another owner is named in the application, the Annuitant is the owner of the Contract and may exercise all of the owner’s rights under the Contract.

The Contract Owner may name a beneficiary to receive the death benefit payable under the Contract. If the beneficiary is not living on the date payment is due or if no beneficiary has been named, the death benefit will be paid to the estate of the Annuitant.

The owner may change the beneficiary by giving us Written Notice of the change. The change will not be effective until we receive your Written Notice at our Service Center. Once we receive it, the change will be effective as of the date on which you signed the notice. However, the change will not affect any payments made or actions taken by us before we received your notice, and we will not be responsible for the validity of any change.

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CHARGES AND DEDUCTIONS

Surrender Charge (Contingent Deferred Sales Charge)

We do not deduct a charge for sales expenses from premiums at the time premiums are paid. Instead, we deduct a charge at the time you surrender all or part of the your Accumulated Value. This surrender charge applies only during the first six Contract Years. During those years, we calculate the surrender charge as a percentage of the amount which you surrender, subject to certain exceptions noted below.

Contract Year	Surrender Charges Percent Applied
1	6%
2	5%
3	4%
4	3%
5	2%
6	1%

After Contract Year 6 there is no charge for making surrenders. In addition, during the first six Contract Years we will limit or waive surrender charges as follows:

♦	Cumulative Percent-of-Premium Limit. For all surrenders, we will limit the surrender charge so that on any date, the sum of all surrender charges applied to that date will not exceed 6.5% of the total of premiums you have paid to that date.

♦	Surrenders Paid Under Certain Settlement Options. For surrenders which you make after Contract Year 3, there is no surrender charge applied to amounts which you elect to have paid under:

(1)	A settlement option for a fixed amount or a fixed period (including Option 3V described under Annuity Provisions—Settlement Options) if the payments will be made for at least five years and you agree at the time of settlement that after the first payment is made, you may not revoke or change the settlement option.

(2)	Options which involve a life income, including Option 4V or 5V described under Annuity Provisions—Settlement Options.

♦	Ten Percent Free Each Contract Year. In each Contract Year, you may surrender without a surrender charge up to 10% of the Accumulated Value existing at the time of your first surrender made in that Contract Year. This “Ten Percent Free” is not cumulative. For example, if you make no surrenders during the first three Contract Years, the percentage of Accumulated Value which you may surrender without charge in the fourth Contract Year is 10%, not 40%.

♦	Total Disability of the Annuitant. There is no surrender charge if the Annuitant is totally disabled (as defined in your Contract) on the date of a surrender.

♦	Series of Substantially Equal Periodic Payments for Life. There is no surrender charge if you receive payments made as one of a series of substantially equal periodic payments for your life or your life expectancy or the joint life expectancies of you and your beneficiary made not less frequently than annually.

Certain surrenders are subject to a 10% Federal tax penalty on the amount of income withdrawn. See Federal Tax Status.

If surrender charges are not sufficient to cover our sales expenses, we will bear the loss; conversely, if the amount of such charges proves more than enough, we will retain the excess. See Sufficiency of Charges below. We do not currently believe that the surrender charges we impose will cover our expected costs of distributing the Contracts.

Administrative Charge

Your Contract includes an annual administrative charge of $30 to help us cover the expenses we incur in administrating your Contract, the Variable Account and the Subaccounts. On each Contract Anniversary prior to and including the Annuity Commencement Date, we will determine if this charge will be applied to your Contract. We apply the charge only on Contract

20

CHARGES AND DEDUCTIONS

Anniversaries on which the sum of premiums you have paid less the amount of any partial surrenders you have made is less than $5,000 and the Accumulated Value is less than $5,000. We deduct the charge from your Accumulated Value, allocating the deduction among the Subaccounts and the Fixed Account so that all accounts are reduced in value by the same percentage. Any such deduction from a Subaccount is made by selling Accumulation Units of the Subaccount. With our approval, you may specify a different allocation for the administrative charge.

Mortality and Expense Risk Charge

We assume certain financial risks associated with the Contracts. Those risks are of two basic types:

♦	Mortality Risk. This includes our risk that (1) death benefits paid before the Annuity Commencement Date will be greater than the Accumulated Value available to pay those benefits, and (2) Annuitant payments involving life incomes will continue longer than we expected due to lower than expected death rates of the persons receiving them.

♦	Expense Risk. This is the risk that the expenses with respect to the Contracts will exceed Contract charges.

As compensation for assuming these risks, we deduct a daily mortality and expense risk charge from the average daily net assets in the Variable Account. The current charge (0.003014% per day) is equal to an annual rate of 1.10% (approximately 0.80% for mortality risk and 0.30% for expense risk) of the average daily net assets of each Subaccount in the Variable Account. We may change this charge in the future, but we guarantee that it will never exceed an annual rate of 1.25% (0.003425% per day).

If the mortality and expense risk charge is insufficient to cover the actual cost of the mortality and expense risk assumed by us, we will bear the loss. We will not reduce annuity payments or increase the administrative charge to compensate for the insufficiency. If the mortality and expense risk charge proves more than sufficient, the excess will be profit available to us for any appropriate corporate purpose including, among other things, payment of sales expenses. See Sufficiency of Charges below.

Expenses of the Fund

Because the Variable Account purchases shares of the Fund, the net assets of the Variable Account will reflect the investment advisory fees or other expenses incurred by the Fund. See Fee and Expense Tables and the accompanying current prospectus of the Fund.

Taxes

Currently, no charge will be made against the Variable Account for Federal income taxes. We may, however, make such a charge in the future if income or gains within the Variable Account will result in any Federal income tax liability to us. Charges for other taxes, if any, attributable to the Variable Account may also be made. See Federal Tax Status.

Sufficiency of Charges

If the amount of all charges assessed in connection with the Contracts as described above is not enough to cover all expenses incurred in connection therewith, we will bear the loss. Any such expenses borne by us will be paid out of our general account which may include, among other things, proceeds derived from mortality and expense risk charges deducted from the Variable Account. Conversely, if the amount of such charges proves more than enough, we will retain the excess.

21

ANNUITY PROVISIONS

Annuity Commencement Date

The Annuity Commencement Date is the date on which we begin paying you your Contract’s annuity income. This date is based on the maturity age which you specify in your application. You may change the Annuity Commencement Date by giving us Written Notice at least 30 days before both the Annuity Commencement Date currently in effect and the new Annuity Commencement Date. The new date selected must satisfy our requirements for a Annuity Commencement Date and any requirements that may be imposed by the state in which your Contract was issued.

Annuity Proceeds

The proceeds available on the Annuity Commencement Date will be the amount provided by surrendering your Contract’s entire Accumulated Value on that date. If the Annuity Commencement Date occurs within the first six Contract Years, surrender charges will be deducted from the Accumulated Value if they apply.

We will pay you the proceeds at maturity according to the annuity settlement option which you select. However, we will pay the proceeds in a single sum if the Accumulated Value on the Annuity Commencement Date is less than $2,000 or if you elect to receive the proceeds in a single sum. If we pay you proceeds in a single sum, your Contract will terminate on the Annuity Commencement Date.

If you have not selected either a settlement option or a single sum payment by the Annuity Commencement Date, we will pay proceeds of $2,000 or more using a fixed annuity, life income with 10-year guarantee period.

Settlement Options

You may elect to have proceeds paid to you under an annuity settlement option or a combination of options. Under each option, you may choose whether annuity payments are to be made on a fixed or variable basis. You may change your choice of settlement option by giving us Written Notice at least 30 days before the Annuity Commencement Date.

The fixed annuity settlement options available to you are described in your Contract but are not summarized here. The variable annuity settlement options which your Contract offers are as follows:

Option 3V—Income for a Fixed Period.

Under this option, we pay an annuity income for a fixed number of years, not to exceed 30.

Option 4V—Life Income with Guaranteed Period.

Under this option, we pay an annuity income for the lifetime of the payee. If the payee dies during the guaranteed period, payments will be continued to the end of that period and will be paid to the beneficiary. You may select a guaranteed period of 10 or 20 years. You may not revoke or change the option once annuity payments begin.

Option 5V—Joint and Survivor Life Income with Guaranteed Period.

Under this option, we pay an annuity income for as long as at least one of two payees is alive. If both payees die during the guaranteed period, payments will be continued to the end of that period and will be paid to the beneficiary. You may select a guaranteed period of 10 or 20 years. You may not revoke or change the option once annuity payments begin.

In addition to these options, proceeds may be paid under any other settlement option which you suggest and to which we agree.

Frequency of Annuity Payments

Annuity payments under a settlement option will be paid at monthly intervals unless you and we agree to a different payment schedule. If annuity payments would be or become less than $25 ($20 for Contracts issued in

22

ANNUITY PROVISIONS

the state of Texas) if a single settlement option is chosen, or $25 ($20 for Contracts issued in the state of Texas) on each basis if a combination of variable and fixed options is chosen, we may change the frequency of payments to intervals that will result in payments of at least $25 ($20 for Contracts issued in the state of Texas) each from each option chosen.

Amount of Variable Annuity Payments

The amount of the first variable annuity payment is determined by applying the proceeds to be paid under a particular settlement option to the annuity table in the Contract for that option. The table shows the amount of the initial annuity payment for each $1,000 applied.

Subsequent variable annuity payments vary in amount according to the investment experience of the selected Subaccount(s). Assuming annuity payments are based on the unit values of a single Subaccount, the dollar amount of the first annuity payment (as determined above) is divided by the Annuity Unit Value as of the Annuity Commencement Date to establish the number of Annuity Units representing each annuity payment. This number of Annuity Units remains fixed during the annuity payment period. The dollar amount of the second and subsequent variable annuity payments is not predetermined and may change from payment to payment. The dollar amount of the second and each subsequent variable annuity payment is determined by multiplying the fixed number of Annuity Units by the Annuity Unit Value. See Subaccount Annuity Unit Value below. If the payment is based upon the Annuity Unit Values of more than one Subaccount, the procedure described here is repeated for each applicable Subaccount and the sum of the payments based on each Subaccount is the amount of the annuity payment.

The annuity tables in the Contracts are based on the mortality table specified in the Contract. Under these tables, the longer the life expectancy of the Annuitant under any life annuity option or the duration of any period for which payments are guaranteed under the option, the smaller will be the amount of the first monthly variable annuity payment. We guarantee that the dollar amount of each fixed and variable annuity payment after the first payment will not be affected by variations in expenses or in mortality experience from the mortality assumptions used to determine the first payment.

Subaccount Annuity Unit Value

A Subaccount’s Annuity Unit Value is used to determine the dollar value of annuity payments based on Annuity Units of the Subaccount. Annuity Unit Values may increase or decrease during each Valuation Period. We re-determine the Annuity Unit Value for each Subaccount at the end of each Valuation Period. The initial Annuity Unit Value for a Subaccount was equal to the initial Accumulation Unit Value for that Subaccount. At the end of any subsequent Valuation Period, each Subaccount’s Annuity Unit Value is equal to (a) x (b) x (c) where:

(a)	Is that Subaccount’s Annuity Unit Value at the end of the immediately preceding Valuation Period.

(b)	Is that Subaccount’s Net Investment Factor for the current Valuation Period. See The Contract—Subaccount Valuation—Net Investment Factor described earlier in this Prospectus.

(c)	Is a discount factor equivalent to an assumed investment earnings rate of 3 1/2% per year.

23

GENERAL PROVISIONS

Postponement of Payments

We may defer payment of any surrender, death benefit or annuity payment amounts that are in the Variable Account if:

(1)	The New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC; or

(2)	An emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account’s net assets.

Transfers and allocations of Accumulated Value to and from the Subaccounts of the Variable Account may also be postponed under these circumstances.

Payment by Check

If you pay a premium by check, we require a reasonable time for that check to clear your bank before such funds would be available to you. This period of time will not exceed 15 days.

Date of Receipt

Except as otherwise stated herein, the date of our receipt of any Written Notice, premium payment, telephonic instructions or other communication is the actual date it is received at our Service Center, in proper form unless received (1) after the close of the New York Stock Exchange, or (2) on a date which is not a Valuation Date. In either of these two cases, the date of receipt will be deemed to be the next Valuation Date.

Maintenance of Solvency

This provision applies only to values in the Fixed Account.

If our reserves for any class of Contracts become impaired, you may be required to make an extra payment. Our Board of Directors will determine the amount of any extra payment based on each member’s fair share of the deficiency. If the payment is not made, it will be charged as a loan against the Contract with an interest rate of 5% per year. You may choose an equivalent reduction in benefits instead of or in combination with the loan. Any indebtedness and interest charged against the Contract, or any agreement for a reduction in benefits, shall have priority over the interest of any owner, beneficiary, or collateral assignee under the Contract.

Reports to Contract Owners

At least once each year we will send you a report showing the value of your Contract. The report will include the Accumulated Value and any additional information required by law. Values shown will be for a date no more than two months prior to the date we mail the report.

State Variations

Any state variations in the Contracts are covered in a special policy form for use in that state. This Prospectus provides a general description of the Contracts. Your actual Contract (including the application) and any endorsements, along with our Bylaws, are the controlling documents.

Gender Neutral Benefits

The Contracts described in this Prospectus (except for Contracts issued in the state of Montana) involve settlement option rates that distinguish between men and women. Montana has enacted legislation requiring that optional annuity benefits offered pursuant to Contracts purchased in Montana not vary on the basis of sex. On July 6, 1983, the Supreme Court held in

24

GENERAL PROVISIONS

Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Because of this decision, the settlement option rates applicable to Contracts purchased under an employment-related insurance or benefit program may in some cases not vary on the basis of sex. Any unisex rates to be provided by us will apply for tax-qualified plans and those plans where an employer believes that the Norris decision applies. Employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris, and Title VII generally, and any comparable state laws that may be applicable, on any employment-related insurance or benefit plan for which a Contract may be purchased.

Contract Inquiries

Inquiries regarding a Contract may be made by writing to us at our Service Center.

FEDERAL TAX STATUS

Introduction

The ultimate effect of Federal income taxes on a Contract’s Accumulated Value, on annuity payments and on the economic benefit to the Contract Owner, the Annuitant or the beneficiary depends upon the tax status of such person, Thrivent Financial, and, if the Contract is purchased under a retirement plan, upon the type of retirement plan and upon the tax and employment status of the individual concerned. The discussion contained herein is general in nature and is not intended as tax advice. No attempt is made to consider any applicable state or other tax laws. Moreover, the discussion contained herein is based on our understanding of Federal income tax laws as currently interpreted. No representation is made regarding the likelihood of continuation of these interpretations by the Internal Revenue Service. We do not make any guarantee regarding the tax status of any Contract. Each person concerned should consult a qualified tax adviser.

Variable Account Tax Status

The Internal Revenue Code of 1986, as amended (the “Code”) in effect provides that the income and gains and losses from separate account investments are not income to the insurance company issuing the variable contracts so long as the Contracts and the separate account meet certain requirements set forth in the Code. Because the Contracts and the Variable Account intend to meet such requirements, we anticipate no tax liability resulting from the Contracts, and consequently no reserve for income taxes is currently charged against, or maintained by us with respect to, the Contracts. We are currently exempt from state and local taxes. If there is a material change in state or local tax laws, charges for such taxes, if any, attributable to the Variable Account may be made.

Taxation of Annuities in General

Section 72 of the Code governs taxation of annuities in general.

Contracts Held by Individuals. An individual Contract Owner is not taxed on increases in the value of a Contract until a distribution occurs, either in the form of a single sum payment or as annuity payments under the settlement option selected.

Upon receipt of a single sum payment or of an annuity payment under the Contract, the recipient is taxed on the portion of such payment that exceeds the investment in the Contract.

25

FEDERAL TAX STATUS

For single sum payments, the taxable portion is generally the amount in excess of the premiums paid under the Contract. Such taxable portion is taxed at ordinary income tax rates. The investment in the Contract is not affected by loans or assignments of the Contract but is increased by any amount included in gross income as a result of the loan or assignment. Payments in partial or full surrender of a Contract generally will be taxed as ordinary income to the extent that the Accumulated Value exceeds the taxpayer’s investment in the Contract. An assignment of the Contract (other than a gift to the Contract Owner’s spouse or incident to a divorce) or the use of the Contract as collateral for a loan will be treated in the same manner as a surrender.

For fixed annuity payments, the taxable portion is generally determined by a formula which establishes the ratio that the investment in the Contract bears to the expected return under the Contract as of the Annuity Commencement Date. For variable annuity payments, the taxable portion is generally determined by dividing the proportionate cost basis by the anticipated total number of payments payable under the Contract, multiplying that amount by the number of payments payable that year, and subtracting the result from each year’s total payments. Where annuity payments are made under certain Qualified Plans, the portion of each payment that is excluded from gross income will generally be equal to the total amount of any investment in the Contract as of the Annuity Commencement Date, divided by the number of anticipated payments, which are determined by reference to the age of the Annuitant. The taxable portion is taxed at ordinary income tax rates. For certain types of Qualified Plans there may be no investment in the Contract within the meaning of Section 72 of the Code. In such event, the total payments received may be taxable. Contract Owners, Annuitants and Beneficiaries under such Contracts should seek qualified tax and financial advice about the tax consequences of distributions under the retirement plan in connection with which such Contracts are purchased.

Generally, a distribution from a Contract before the taxpayer attains age 59½ will result in an additional tax of 10% of the amount of the distribution which is included in gross income. The penalty tax will not apply if the distribution is made as follows:

(1)	In connection with death or disability as described in Section 72(q)(2) of the Code;

(2)	Under a qualified funding trust (commonly referred to as a structured settlement plan); or

(3)	It is one of a series of substantially equal periodic annual payments for the life or life expectancy of the taxpayer or the joint lives or joint life expectancies of the taxpayer and the beneficiary; for this purpose, if there is a significant modification of the payment schedule before the taxpayer is age 59½ or before the expiration of five years from the time the payment starts, the taxpayer’s income shall be increased by the amount of tax and deferred interest that otherwise would have been incurred.

Depending on the type of Qualified Plan, distributions may be subject to a 10% penalty tax.

Contracts Held by Other Than Individuals. A Contract held by other than a natural person, such as a corporation, estate or trust, will not be treated as an annuity contract for Federal income tax purposes, and the income on such a Contract will be taxable in the year received or accrued by the Contract Owner. This rule does not apply, however, if the Contract Owner is acting as an agent for an individual, if the Contract Owner is an estate which acquired the Contract as a result of the death of the decedent, if the Contract is held by certain Qualified Plans, if the Contract is held pursuant to a qualified funding trust (commonly referred to as structured settlement plans), if the Contract was purchased by an employer with respect to a terminated Qualified Plan or if the Contract is an immediate annuity.

26

FEDERAL TAX STATUS

Multiple Contracts. Section 72(e)(11) of the Code provides that for the purposes of determining the amount included in gross income, all non-qualified annuity contracts entered into on or after October 22, 1988 by the same company with the same contract owner during any calendar year shall be treated as one contract. This section will likely accelerate the recognition of income by a Contract Owner owning multiple contracts and may have the further effect of increasing the portion of income that will be subject to the 10% penalty tax described above.

Qualified Plans

The Contracts are designed for use with several types of Qualified Plans. When used in Qualified Plans, deferred annuities do not offer additional tax-deferral benefits, and taxation rules for Qualified Plans take precedence over annuity taxation rules. However, annuities offer other product benefits to investors in Qualified Plans. The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan. Participants under such Qualified Plans as well as Contract Owners, Annuitants and Beneficiaries are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves regardless of the terms and conditions of the Contracts issued in connection therewith.

A participant in a Contract purchased as a tax-sheltered annuity (“TSA”) contract and certain other Qualified Plans under Section 403(b) and 401 of the Code will be subject to certain restrictions regarding a full or partial surrender of the Contract. Distributions from these plans may be paid only when the employee reaches age 59½, separates from service, dies or becomes disabled, or in the case of financial hardship. As a result, a participant will not be entitled to exercise the surrender rights described under the heading “The Contracts—Surrender (Redemption)” unless one of the above-described conditions has been satisfied.

1035 Exchanges

Section 1035(a) of the Code permits the exchange of certain life insurance, endowment and annuity contracts for an annuity contract without a taxable event occurring. Thus, potential purchasers who already own such a contract issued by another insurer are generally able to exchange that contract for a Contract issued by us without a taxable event occurring. There are certain restrictions which apply to such exchanges, including that the contract surrendered must truly be exchanged for the Contract issued by us and not merely surrendered in exchange for cash. Further, the same person or persons must be the obligee or obligees under the Contract received in the exchange as under the original contract surrendered in the exchange. Careful consideration must be given to compliance with the Code provisions and regulations and rulings relating to exchange requirements, and potential purchasers should be sure that they understand any surrender charges or loss of benefits which might arise from terminating a contract they hold. Owners considering such an exchange should consult their tax advisers to insure that the requirements of Section 1035 are met.

Diversification Requirements

The Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract shall not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not “adequately diversified”.

The assets of the Fund are expected to meet the diversification requirements. We will monitor the Contracts and the regulations of the Treasury Department to ensure that the Contract will continue to qualify as a variable annuity contract. Disqualification of the Contract as an annuity contract would result in imposition of Federal income tax on the Contract Owner with respect to earnings allocable to the Contract prior to the receipt of payments under the Contract.

27

FEDERAL TAX STATUS

Withholding

The taxable portion of a distribution to an individual is subject to Federal income tax withholding unless the taxpayer elects not to have withholding. We will provide the Contract Owner with the election form and further information as to withholding prior to the first distribution. Generally, however, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments. For complete information on withholding, a qualified tax adviser should be consulted.

Other Considerations

Because of the complexity of the law and its application to a specific individual, tax advice may be needed by a person contemplating purchase of a Contract or the exercise of elections under a Contract. The above comments concerning Federal income tax consequences are not exhaustive, and special rules are provided with respect to situations not discussed in this Prospectus.

The preceding description is based upon our understanding of current Federal income tax law. We cannot assess the probability that changes in tax laws, particularly affecting annuities, will be made.

The preceding comments do not take into account state income or other tax considerations which may be involved in the purchase of a Contract or the exercise of elections under the Contract. For complete information on such Federal and state tax considerations, a qualified tax adviser should be consulted.

VOTING RIGHTS

To the extent required by law, we will vote the Fund’s shares held in the Variable Account at regular and special shareholder meetings of the Fund in accordance with instructions received from persons having voting interests in the corresponding Subaccounts of the Variable Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the Fund’s shares in our own right, we may elect to do so.

Before the Annuity Commencement Date, the Contract Owner shall have the voting interest with respect to shares of the Fund attributable to the Contract. On and after the Annuity Commencement Date, the person entitled to receive annuity payments shall have the voting interest with respect to such shares, which voting interest will generally decrease during the annuity period.

The number of votes which a Contract Owner or person entitled to receive annuity payments has the right to instruct will be calculated separately for each Subaccount. The number of votes which each Contract Owner has the right to instruct will be determined by dividing a Contract’s Accumulated Value in a Subaccount by the net asset value per share of the corresponding Portfolio in which the Subaccount invests. The number of votes which each person entitled to receive annuity payments has the right to instruct will be determined by dividing the Contract’s reserves in a Subaccount by the net asset value per share of the corresponding Portfolio in which the Subaccount invests. Fractional shares will be counted. The number of votes of the Portfolio which the Contract Owner or person entitled to receive annuity payments has the right to instruct will be determined as of the date coincident with the date established by the Portfolio for determining shareholders eligible to vote at the meeting

28

VOTING RIGHTS

of the Funds. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the Funds.

Any Portfolio shares held in the Variable Account for which we do not receive timely voting instructions, or which are not attributable to Contract Owners, will be voted by us in proportion to the instructions received from all Contract Owners. Any Portfolio shares held by us or our affiliates in general accounts will, for voting purposes, be allocated to all separate accounts of ours and our affiliates having a voting interest in that Portfolio in proportion to each such separate account’s votes. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.

Each person having a voting interest in a Subaccount will receive proxy materials, reports and other materials relating to the appropriate Portfolio.

SALES AND OTHER AGREEMENTS

Thrivent Investment Management Inc. (“Thrivent Investment Mgt.”), 625 Fourth Avenue South, Minneapolis, Minnesota 55415, an indirect subsidiary of ours, acts as the principal underwriter of the Contracts pursuant to a distribution agreement with us.

Commissions and other distribution compensation to be paid to our representatives with respect to the Contracts will be paid by us and will not result in any charge to Contract Owners or to the Variable Account in addition to the charges described in this Prospectus. Our representatives are paid a commission of not more than 4% of the premiums paid on the Contracts. Further, our representatives may be eligible to receive certain benefits based on the amount of earned commissions.

LEGAL PROCEEDINGS

There are no legal proceedings to which the Variable Account is a party or to which the assets of the Variable Account are subject. We have been named in civil litigation proceedings relating to life insurance pricing and sales practices, which appear to be substantially similar to claims asserted in class actions brought against many other life insurers. A resolution of such litigation has been reached that is pending final approval by the court. In the opinion of our management, the pending resolution will not likely to have a material adverse effect upon the Variable Account or upon our ability to meet our obligations under the Contracts.

FINANCIAL STATEMENTS

The financial statements of Thrivent Financial and the Variable Account are contained in the Statement of Additional Information.

29

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30

STATEMENT OF ADDITIONAL INFORMATION

Below is a copy of the Table of Contents included in the SAI. To obtain a copy of this document, complete and mail the form below.

Introduction
Distribution of the Contracts
Standard and Poor’s Disclaimer
Independent Registered Public Accounting Firm and Financial Statements

To obtain the FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT Statement of Additional Information, send this request form to:

Thrivent Financial for Lutherans

4321 North Ballard Road

Appleton, WI 54919-0001

Please send me a copy of the most recent FLEXIBLE PREMIUM DEFERRED VARIABLE

ANNUITY CONTRACT SAI FOR THRIVENT VARIABLE ANNUITY ACCOUNT B.

(Name)		(Date)

(Street Address)

(City)	(State)	(Zip Code)

31

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32

APPENDIX A—DEFINITIONS

Accumulated Value. The sum of the accumulated values for your Contract in Subaccounts and the Fixed Account on or before the Annuity Commencement Date.

Annuitant. The person(s) named in the Contract whose life is used to determine the duration of annuity payments involving life contingencies.

Annuity Commencement Date. The date when Annuity Income payments will begin if an Annuitant is living on that date.

Annuity Unit. A unit of measure which is used in the calculation of the second and each subsequent variable annuity payment.

Contract. The individual flexible premium variable annuity contract offered by Thrivent Financial and described in this Prospectus.

Contract Anniversary. The same date in each succeeding year as the Date of Issue of the Contract.

Contract Owner. The person who controls all the rights under the Contract while the Annuitant is alive. The Annuitant is the Contract Owner, unless another owner is named in the Contract application.

Contract Year. The period from one Contract Anniversary to the next. The first Contract Year will be the period beginning on the Date of Issue of the Contract and ending on the first Contract Anniversary.

Fixed Account. The Fixed Account is the general account of Thrivent Financial, which consists of all assets of Thrivent Financial other than those allocated to a separate account of Thrivent Financial. Premium payments allocated to the Fixed Account will be paid a fixed rate of interest (which may not be less than 3.0%) declared by Thrivent Financial at least annually. Amounts accumulated in the Fixed Account are guaranteed by Thrivent Financial.

Fund. Thrivent Series Fund, Inc., which is described in the accompanying prospectus.

Portfolio. A Portfolio of the Fund. Each Subaccount invests exclusively in the shares of a corresponding Portfolio of the Fund.

Qualified Plan. A retirement plan qualified under Section 401, 403 408 or 408A or similar provisions of the Internal Revenue Code.

Service Center. Thrivent Financial for Lutherans, 4321 North Ballard Road, Appleton, Wisconsin 54919-0001, telephone, 1-800-THRIVENT (1-800-847-4836), or such other office as we may specify in a notice to the Contract Owner.

Subaccount. A subdivision of the Variable Account. Each Subaccount invests exclusively in the shares of a corresponding Portfolio of the Fund.

Valuation Day. Each day the New York Stock Exchange is open for trading.

Valuation Period. The period commencing at the close of business of a Valuation Date and ending at the close of business of the next Valuation Date.

Variable Account. Thrivent Variable Annuity Account B, which is a separate account of Thrivent Financial. The Subaccounts are subdivisions of the Variable Account.

Written Notice. A written request or notice signed by the Contract Owner and received in good order at our Service Center.

33

Appendix B—Condensed Financial Information

The following table shows the historical performance of Accumulation Unit Values and number of Accumulation Units for each of the previous years ending December 31, for which the relevant Subaccount has been in existence. This information is derived from the financial statements of the Variable Account and should be read in conjunction with the financial statements, related notes and other financial information of the Variable Account included in the Statement of Additional Information.

Thrivent Technology Subaccount[5]
	2004	2003	2002	2001	2000	1999	1998	1997	1996	1995

Accumulation Unit Value:
Beginning of period	$10.86	$ 7.25	$10.00	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.26	$10.86	$ 7.25	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Number of Accumulation Units Outstanding at end of period	448,960	347,719	68,971	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Thrivent Partner Small Cap Growth Subaccount[4]
	2004	2003	2002	2001	2000	1999	1998	1997	1996	1995
Accumulation Unit Value:
Beginning of period	$10.82	$ 7.61	$10.54	$10.00	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.92	$10.82	$ 7.61	$10.54	N/A	N/A	N/A	N/A	N/A	N/A
Number of Accumulation Units Outstanding at end of period	1,357,725	1,462,149	1,692,220	426,759	N/A	N/A	N/A	N/A	N/A	N/A
Thrivent Partner Small Cap Value Subaccount[6]
	2004	2003	2002	2001	2000	1999	1998	1997	1996	1995
Accumulation Unit Value:
Beginning of period	$14.05	$10.00	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$16.99	$14.50	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Number of Accumulation Units Outstanding at end of period	759,331	211,508	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Thrivent Small Cap Stock Subaccount[5]
	2004	2003	2002	2001	2000	1999	1998	1997	1996	1995
Accumulation Unit Value:
Beginning of period	$10.69	$ 7.71	$10.00	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$12.79	$10.69	$ 7.71	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Number of Accumulation Units Outstanding at end of period	1,076,765	630,167	286,454	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Thrivent Small Cap Index Subaccount[5]
	2004	2003	2002	2001	2000	1999	1998	1997	1996	1995
Accumulation Unit Value:
Beginning of period	$10.52	$ 7.69	$10.00	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$12.70	$10.52	$ 7.69	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Number of Accumulation Units Outstanding at end of period	1,828,948	1,380,116	694,625	N/A	N/A	N/A	N/A	N/A	N/A	N/A

34

Appendix B—Condensed Financial Information

Thrivent Mid Cap Growth Subaccount[3]
	2004	2003	2002	2001	2000	1999	1998	1997	1996	1995

Accumulation Unit Value:
Beginning of period	$14.31	$10.64	$14.56	$18.35	$16.36	$11.05	$10.00	N/A	N/A	N/A
End of period	$15.76	$14.31	$10.64	$14.56	$18.35	$16.36	$11.05	N/A	N/A	N/A
Number of Accumulation Units Outstanding at end of period	24,875,787	18,406,117	20,073,625	21,999,035	18,256,799	9,407,840	4,916,782	N/A	N/A	N/A
Thrivent Mid Cap Growth Subaccount II4
	2004	2003	2002	2001	2000	1999	1998	1997	1996	1995
Accumulation Unit Value:
Beginning of period	$8.01	$5.90	$10.59	$10.00	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.23	$8.01	$ 5.90	$10.59	N/A	N/A	N/A	N/A	N/A	N/A
Number of Accumulation Units Outstanding at end of period	1,352,327	1,562,096	1,856,360	448,117	N/A	N/A	N/A	N/A	N/A	N/A
Thrivent Mid Cap Stock Subaccount[5]
	2004	2003	2002	2001	2000	1999	1998	1997	1996	1995
Accumulation Unit Value:
Beginning of period	$10.57	$ 8.08	$10.00	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$12.25	$10.57	$ 8.08	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Number of Accumulation Units Outstanding at end of period	603,101	350,496	196,125	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Thrivent Mid Cap Index Subaccount[5]
	2004	2003	2002	2001	2000	1999	1998	1997	1996	1995
Accumulation Unit Value:
Beginning of period	$10.67	$ 8.00	$10.00	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$12.22	$10.67	$ 8.00	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Number of Accumulation Units Outstanding at end of period	1,701,636	1,242,526	674,861	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Thrivent Partner International Stock Subaccount[2]
	2004	2003	2002	2001	2000	1999	1998	1997	1996	1995
Accumulation Unit Value:
Beginning of period	$11.69	$ 9.01	$11.03	$14.12	$17.02	$12.83	$11.11	$10.93	$10.00	N/A
End of period	$13.37	$11.69	$ 9.01	$11.03	$14.12	$17.02	$12.83	$11.11	$10.93	N/A
Number of Accumulation Units Outstanding at end of period	19,151,662	19,339,439	21,400,694	23,248,744	22,301,797	17,359,292	14,890,293	12,470,902	6,809,063	N/A
Thrivent Partner All Cap Subaccount[4]
	2004	2003	2002	2001	2000	1999	1998	1997	1996	1995
Accumulation Unit Value:
Beginning of period	$7.67	$6.82	$10.30	$10.00	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.63	$7.67	$ 6.28	$10.30	N/A	N/A	N/A	N/A	N/A	N/A
Number of Accumulation Units Outstanding at end of period	2,580,719	2,901,149	3,528,929	502,342	N/A	N/A	N/A	N/A	N/A	N/A

35

APPENDIX B—CONDENSED FINANCIAL INFORMATION

Thrivent Large Cap Growth Subaccount[1]
	2004	2003	2002	2001	2000	1999	1998	1997	1996	1995

Accumulation Unit Value:
Beginning of period	$46.08	$35.70	$51.57	$64.49	$68.60	$48.27	$38.02	$29.52	$24.38	$17.95
End of period	$49.07	$46.08	$35.70	$51.57	$64.49	$68.60	$48.27	$38.02	$29.52	$24.38
Number of Accumulation Units Outstanding at end of period	19,880,712	22,486,902	25,285,543	30,408,734	29,904,105	27,300,490	24,210,985	19,279,447	13,809,177	7,742,874
Thrivent Large Cap Growth Subaccount II4
	2004	2003	2002	2001	2000	1999	1998	1997	1996	1995
Accumulation Unit Value:
Beginning of period	$8.89	$7.32	$10.08	$10.00	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.46	$8.89	$ 7.32	$10.08	N/A	N/A	N/A	N/A	N/A	N/A
Number of Accumulation Units Outstanding at end of period	1,563,487	1,782,132	2,076,730	471,010	N/A	N/A	N/A	N/A	N/A	N/A
Thrivent Partner Growth Stock Subaccount[4]
	2004	2003	2002	2001	2000	1999	1998	1997	1996	1995
Accumulation Unit Value:
Beginning of period	$10.00	$ 7.71	$10.15	$10.00	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.87	$10.00	$ 7.71	$10.15	N/A	N/A	N/A	N/A	N/A	N/A
Number of Accumulation Units Outstanding at end of period	3,079,133	2,887,064	2,899,125	504,103	N/A	N/A	N/A	N/A	N/A	N/A
Thrivent Large Cap Value Subaccount[4]
	2004	2003	2002	2001	2000	1999	1998	1997	1996	1995
Accumulation Unit Value:
Beginning of period	$ 9.72	$7.73	$10.13	$10.00	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.97	$9.72	$ 7.73	$10.13	N/A	N/A	N/A	N/A	N/A	N/A
Number of Accumulation Units Outstanding at end of period	9,211,758	8,083,860	7,340,282	557,003	N/A	N/A	N/A	N/A	N/A	N/A
Thrivent Large Cap Stock Subaccount[5]
	2004	2003	2002	2001	2000	1999	1998	1997	1996	1995
Accumulation Unit Value:
Beginning of period	$ 9.74	$8.12	$10.00	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.46	$9.74	$ 8.12	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Number of Accumulation Units Outstanding at end of period	4,408,996	2,708,647	823,141	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Thrivent Large Cap Index Subaccount[5]
	2004	2003	2002	2001	2000	1999	1998	1997	1996	1995
Accumulation Unit Value:
Beginning of period	$10.41	$ 8.21	$10.00	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.38	$10.41	$ 8.21	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Number of Accumulation Units Outstanding at end of period	3,792,220	2,463,326	1,082,325	N/A	N/A	N/A	N/A	N/A	N/A	N/A

36

APPENDIX B—CONDENSED FINANCIAL INFORMATION

Thrivent Real Estate Securities Subaccount[6]
	2004	2003	2002	2001	2000	1999	1998	1997	1996	1995

Accumulation Unit Value:
Beginning of period	$12.91	$10.00	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$17.26	$12.91	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Number of Accumulation Units Outstanding at end of period	2,005,881	813,370	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Thrivent Balanced Subaccount[5]
	2004	2003	2002	2001	2000	1999	1998	1997	1996	1995
Accumulation Unit Value:
Beginning of period	$10.73	$ 9.26	$10.00	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.47	$10.73	$ 9.26	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Number of Accumulation Units Outstanding at end of period	2,550,541	1,889,847	1,038,102	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Thrivent High Yield Subaccount[1]
	2004	2003	2002	2001	2000	1999	1998	1997	1996	1995
Accumulation Unit Value:
Beginning of period	$25.08	$19.81	$21.93	$23.02	$29.28	$26.78	$27.50	$24.35	$22.06	$18.64
End of period	$27.32	$25.08	$19.81	$21.93	$23.02	$29.28	$26.78	$27.50	$24.35	$22.06
Number of Accumulation Units Outstanding at end of period	13,872,317	15,572,891	17,287,833	21,241,884	21,986,419	21,383,391	20,236,846	15,720,991	10,632,678	5,557,895
Thrivent High Yield Subaccount II5
	2004	2003	2002	2001	2000	1999	1998	1997	1996	1995
Accumulation Unit Value:
Beginning of period	$12.25	$ 9.87	$10.00	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.08	$12.25	$ 9.87	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Number of Accumulation Units Outstanding at end of period	832,491	745,642	347,958	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Thrivent Income Subaccount[1]
	2004	2003	2002	2001	2000	1999	1998	1997	1996	1995
Accumulation Unit Value:
Beginning of period	$28.46	$26.52	$25.35	$23.88	$21.87	$22.57	$20.86	$19.39	$18.98	$16.07
End of period	$29.48	$28.46	$26.52	$25.35	$23.88	$21.87	$22.57	$20.86	$19.39	$18.98
Number of Accumulation Units Outstanding at end of period	13,903,056	16,802,315	20,314,116	21,672,281	18,874,587	18,690,873	16,424,298	11,878,420	9,066,360	5,274,785
Thrivent Bond Index Subaccount[5]
	2004	2003	2002	2001	2000	1999	1998	1997	1996	1995
Accumulation Unit Value:
Beginning of period	$10.98	$10.71	$10.00	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.28	$10.98	$10.71	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Number of Accumulation Units Outstanding at end of period	2,355,756	2,262,305	1,694,515	N/A	N/A	N/A	N/A	N/A	N/A	N/A

37

APPENDIX B—CONDENSED FINANCIAL INFORMATION

Thrivent Limited Maturity Bond Subaccount[4]
	2004	2003	2002	2001	2000	1999	1998	1997	1996	1995

Accumulation Unit Value:
Beginning of period	$10.74	$10.39	$ 9.93	$10.00	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.82	$10.74	$10.39	$ 9.93	N/A	N/A	N/A	N/A	N/A	N/A
Number of Accumulation Units Outstanding at end of period	7,618,978	7,456,131	9,283,291	1,780,662	N/A	N/A	N/A	N/A	N/A	N/A
Thrivent Mortgage Securities Subaccount[6]
	2004	2003	2002	2001	2000	1999	1998	1997	1996	1995
Accumulation Unit Value:
Beginning of period	$10.11	$10.00	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.40	$10.11	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Number of Accumulation Units Outstanding at end of period	799,872	495,417	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Thrivent Money Market Subaccount[1]
	2004	2003	2002	2001	2000	1999	1998	1997	1996	1995
Accumulation Unit Value:
Beginning of period	$1.81	$1.81	$1.81	$1.76	$1.67	$1.61	$1.55	$1.48	$1.43	$1.36
End of period	$1.81	$1.81	$1.81	$1.81	$1.76	$1.67	$1.61	$1.55	$1.48	$1.43
Number of Accumulation Units Outstanding at end of period	39,871,323	58,095,555	101,665,254	128,732,333	86,928,411	88,494,861	57,199,273	34,676,637	31,024,219	15,771,786

[1]	The Subaccount commenced operations on February 3, 1994.
[2]	The Subaccount commenced operations on January 18, 1996.
[3]	The Subaccounts commenced operations on January 30, 1998.
[4]	The Subaccounts commenced operations on November 30, 2001.
[5]	The Subaccounts commenced operations on April 30, 2002.
[6]	The Subaccounts commenced operations on April 30, 2003.

38

No person has been given the authority to give any information or to make any representations other than those contained in these prospectuses. If given or made, such information or representations must not be relied upon as having been authorized. These prospectuses do not constitute an offer to any person in a state where it is unlawful to make such an offer.

Thrivent Financial for Lutherans®

Thrivent Investment Management®

The variable annuity contract described herein is issued by Thrivent Financial for Lutherans, 625 Fourth Avenue South, Minneapolis, MN 55415, and distributed by Thrivent Investment Management Inc., 625 Fourth Avenue South, Minneapolis, MN 55415, a subsidiary of Thrivent Financial for Lutherans.

VP63-1 R4-05

Thrivent Variable Annuity Account B

Statement of Additional Information

Dated April 29, 2005

for

Flexible Premium Deferred

Variable Annuity Contract

Issued by

Thrivent Financial for Lutherans

Service Center:	Corporate Office:
4321 North Ballard Road	625 Fourth Avenue South
Appleton, WI 54919-0001	Minneapolis, MN 55415-1665
Telephone: 800-THRIVENT	Telephone: 800-THRIVENT
E-mail: mail@thrivent.com	E-mail: mail@thrivent.com

This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the Prospectus dated April 29, 2005 (the “Prospectus”) for Thrivent Variable Annuity Account B (the “Variable Account”) describing a flexible premium deferred variable annuity contract (the “Contract”) previously offered by Thrivent Financial for Lutherans (“Thrivent Financial”) to persons eligible for membership in Thrivent Financial. Much of the information contained in this SAI expands upon subjects discussed in the Prospectus. A copy of the Prospectus may be obtained .by writing to us at 4321 North Ballard Road, Appleton, WI 54919, by calling 800-THRIVENT (847-4836), or by accessing the Securities and Exchange Commission’s Web site at www.sec.gov.

Capitalized terms used in this SAI that are not otherwise defined herein shall have the meanings given to them in the Prospectus.

Introduction

Distribution of the Contracts

Standard and Poor’s Disclaimer

Independent Registered Public Accounting Firm and Financial Statements

INTRODUCTION

The Contract was issued by Thrivent Financial. Thrivent Financial, a fraternal benefit society owned and operated for its members, was organized under Internal Revenue Code section 501(c)(8) and established in 1902 under the laws of the State of Wisconsin. Thrivent Financial is currently licensed to transact life insurance business in all 50 states and the District of Columbia. Thrivent Financial began operating by its current name on or about May 21, 2002. Prior to that date, Thrivent Financial did business as Aid Association for Lutherans/Lutheran Brotherhood or AAL/LB as a result of Lutheran Brotherhood (“LB”) merging with and into Aid Association for Lutherans (“AAL”) on January 1, 2002. The Contract may have been sold to or in connection with retirement plans that may or may not qualify for special federal tax treatment under the Internal Revenue Code. Annuity payments under the Contract are deferred until a selected later date.

Premiums will be allocated, as designated by the Contract Owner, to one or more Subaccounts of the Variable Account, a separate account of Thrivent Financial and/or to the Fixed Account. The assets of each Subaccount will be invested solely in a corresponding Portfolio of Thrivent Series Fund, Inc. ( a “Fund”), which is an open-end management investment company (commonly known as a “mutual fund”). The prospectus for the Fund that accompanies the Prospectus describes the investment objectives and attendant risks of the Portfolios of the Fund.

Additional Subaccounts (together with the related additional Portfolios ) may be added in the future. The Accumulated Value of the Contract and, except to the extent fixed amount annuity payments are elected by the Contract Owner, the amount of annuity payments will vary, primarily based on the investment experience of the Portfolios whose shares are held in the Subaccounts designated. Premiums allocated to the Fixed Account will accumulate at fixed rates of interest declared by Thrivent Financial.

DISTRIBUTION OF THE CONTRACTS

Thrivent Investment Management Inc. (“Thrivent Investment Mgt.”), an indirect subsidiary of Thrivent Financial, acts as the principal underwriter of the Contracts pursuant to a Distribution Agreement to which Thrivent Financial and the Variable Account are also parties. The Contracts are no longer sold.

There are no special purchase plans or exchange privileges not described in the Prospectus. See “THE CONTRACTS—Transfers” in the Prospectus.

No charge for sales expense is deducted from premiums at the time premiums are paid. However, a surrender charge, which may be deemed to be a contingent deferred sales charge, is deducted from the Accumulated Value of the Contract in the case where the Contract is surrendered, in whole or in part, before annuity payments begin and, if certain settlement options are selected, at the time annuity payments begin, under the circumstances described in, and in amounts calculated as described in, the Prospectus under the heading “CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)”.

Standard and Poor’s Disclaimer

The Contracts are not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”). S&P makes no representation or warranty, express or implied, to the owners of the Contracts or any member of the public regarding the advisability of investing in securities generally or in the Contracts particularly or the ability of the S&P MidCap 400 Index, S&P 500 or the S&P SmallCap 600 Indexes to track general stock market performance. S&P’s only relationship to Thrivent Financial is the licensing of certain trademarks and trade names of S&P and of the S&P MidCap 400 Index, S&P 500 and S&P 600 SmallCap Indexes which are determined composed and calculated by the S&P without regard to the Licensee or the Contracts. S&P is not responsible for, and has not participated in, the determination of the prices and amount of the Contract or the timing of the issuance or sale of the Contracts or in the determination or calculation of the equation by which the Contract is to be converted into cash. S&P has no obligation or liability in connection with administration, marketing or trading of the Contracts.

S&P does not guarantee the accuracy and/or the completeness of the S&P MidCap 400 Index, S&P 500 or the S&P 600 SmallCap indexes or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by AAL, owners of the Contracts, or any other person/entity from the use of the S&P MidCap 400 Index, S&P 500 or the S&P 600 SmallCap indexes or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P MidCap 400 Index, S&P 500® or the S&P 600 SmallCap indexes or any data included therein. Without limiting any of the foregoing, in no event shall S&P have liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

The consolidated financial statements of Thrivent Financial at December 31, 2004 and 2003 and for each of the three years in the period ended December 31, 2004, appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, whose address is 220 South Sixth Street, Suite 1400, Minneapolis, Minnesota 55402, as set forth in their report thereon appearing elsewhere herein and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

The financial statements of Thrivent Variable Annuity Account B at December 31, 2004 and for the periods indicated therein, appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

The financial statements of Thrivent Financial included in this SAI and Registration Statement should be considered as bearing only upon the ability of Thrivent Financial to meet its obligations under the Contracts. The value of the interests of owners and beneficiaries under the Contracts are affected primarily by the investment results of the Subaccounts of the Variable Account.

Thrivent Financial for Lutherans

Consolidated Financial Statements

For the Years Ended December 31, 2004, 2003 and 2002

Report of Independent Registered Public Accounting Firm

The Board of Directors

Thrivent Financial for Lutherans

We have audited the accompanying consolidated balance sheets of Thrivent Financial for Lutherans (Thrivent Financial) as of December 31, 2004 and 2003, and the related consolidated statements of operations, members’ equity and cash flows for each of the three years in the period ended December 31, 2004. These financial statements are the responsibility of Thrivent Financial’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States.) Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Thrivent Financial at December 31, 2004 and 2003, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2004, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

January 31, 2005

Thrivent Financial for Lutherans

Consolidated Balance Sheets

as of December 31, 2004 and 2003

(in millions)

	2004	2003
Assets
Fixed maturity securities, at fair value	$30,844	$29,103
Equity securities, at fair value	990	1,316
Mortgage loans	6,010	5,817
Contract loans	1,247	1,256
Short-term investments	2,949	991
Amounts due from brokers	7	123
Other investments	502	619

Total investments	42,549	39,225
Cash and cash equivalents	1,203	1,751
Accrued investment income	378	368
Receivables	116	104
Deferred acquisition costs	1,922	1,808
Property and equipment, net	162	171
Other assets	16	37
Assets held in separate accounts	10,404	9,203

Total Assets	$56,750	$52,667

Liabilities
Future contract benefits	$11,941	$11,337
Contractholder funds	23,136	22,510
Unpaid claims and claim expenses	203	219
Amounts due to brokers	1,462	2,401
Collateral held for securities lending	2,289	—
Other liabilities	669	741
Liabilities related to separate accounts	10,404	9,191

Total Liabilities	50,104	46,399

Members’ Equity
Retained earnings	5,590	5,102
Accumulated other comprehensive income	1,056	1,166

Total Members’ Equity	6,646	6,268

Total Liabilities and Members’ Equity	$56,750	$52,667

The accompanying notes are an integral part of these consolidated financial statements.

Thrivent Financial for Lutherans

Consolidated Statements of Operations

For the Years Ended December 31, 2004, 2003 and 2002

(in millions)

	2004	2003	2002
Revenues
Premiums	$1,217	$1,253	$1,311
Net investment income	2,194	2,144	2,161
Realized investment gains (losses), net	269	89	(324)
Contract charges	569	536	529
Other revenue	220	178	175

Total Revenues	4,469	4,200	3,852

Benefits and Expenses
Contract claims and other benefits	1,031	998	929
Increase in contract reserves	660	664	780
Interest credited	1,013	1,053	1,094
Dividends to members	251	281	323

Total benefits	2,955	2,996	3,126
Underwriting, acquisition and insurance expenses	653	665	629
Amortization of deferred acquisition costs	225	151	194
Fraternal benefits and expenses	148	136	195

Total expenses	1,026	952	1,018

Total Benefits and Expenses	3,981	3,948	4,144

Net Income (Loss)	$488	$252	$(292)

The accompanying notes are an integral part of these consolidated financial statements.

Thrivent Financial for Lutherans

Consolidated Statements of Members’ Equity

For the Years Ended December 31, 2004, 2003 and 2002

(in millions)

	Retained Earnings	Accumulated Other Comprehensive Income	Total
Balance as of December 31, 2001	$5,142	$205	$5,347
Comprehensive Income:
Net (loss)	(292)	—	(292)
Other comprehensive income	—	600	600

Total comprehensive income			308

Balance as of December 31, 2002	4,850	805	5,655
Comprehensive Income:
Net income	252	—	252
Other comprehensive income	—	361	361

Total comprehensive income			613

Balance as of December 31, 2003	5,102	1,166	6,268
Comprehensive Income:
Net income	488	—	488
Other comprehensive loss	—	(110)	(110)

Total comprehensive income			378

Balance as of December 31, 2004	$5,590	$1,056	$6,646

The accompanying notes are an integral part of these consolidated financial statements.

Thrivent Financial for Lutherans

Consolidated Statements of Cash Flows

For the Years Ended December 31, 2004, 2003 and 2002

(in millions)

	2004	2003	2002
Operating Activities
Net income (loss)	$488	$252	$(292)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Change in contract liabilities and accruals	588	534	809
Change in contractholder funds	(53)	360	443
Change in deferred acquisition costs	(16)	(114)	(25)
Realized investment (gains) losses, net	(269)	(89)	324
Changes in other assets and liabilities	99	140	34

Net Cash Provided by Operating Activities	837	1,083	1,293

Investing Activities
Proceeds from sales, maturities or repayments of fixed maturity securities	12,363	9,581	8,321
Cost of fixed maturity securities acquired	(13,566)	(13,246)	(10,942)
Proceeds from sales of equity securities	1,572	918	957
Cost of equity securities acquired	(1,187)	(611)	(1,130)
Proceeds from mortgage loans sold, matured or repaid	770	962	620
Cost of mortgage loans acquired	(915)	(952)	(724)
Net sales (purchases) of fixed maturity securities under mortgage roll program	(614)	1,319	360
Contract loans repaid (issued), net	9	16	4
Purchases of short-term investments, net	(1,958)	(324)	(342)
Change in collateral held for securities lending	2,289	—	—
Other	(827)	192	723

Net Cash Used in Investing Activities	(2,064)	(2,145)	(2,153)

Financing Activities
Universal life and investment contract receipts	1,638	1,937	2,196
Universal life and investment contract withdrawals	(959)	(877)	(886)

Net Cash Provided by Financing Activities	679	1,060	1,310

Net Change in Cash and Cash Equivalents	(548)	(2)	450
Cash and Cash Equivalents, beginning of year	1,751	1,753	1,303

Cash and Cash Equivalents, end of year	$1,203	$1,751	$1,753

The accompanying notes are an integral part of these consolidated financial statements.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements

December 31, 2004

Note 1. Nature of Operations and Significant Accounting Policies

Nature of Operations

Thrivent Financial for Lutherans (“Thrivent Financial”) is a fraternal benefit society providing to its members life insurance and retirement products, disability income and long-term care insurance as well as Medicare supplement insurance. Thrivent Financial is licensed to conduct business throughout the United States and distributes its products to its members through a network of career financial representatives. Thrivent Financial also offers its members additional related financial services through its subsidiaries and affiliates.

Significant Accounting Policies

The accompanying consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). The significant accounting practices used in preparation of the consolidated financial statements are summarized as follows:

Principles of Consolidation

The consolidated financial statements include the accounts of Thrivent Financial and its wholly-owned subsidiaries, which include a stock life insurance company, a broker-dealer and registered investment advisor, a bank, a real estate development company, and a property and casualty insurance agency. All significant inter-company transactions have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Investments

Fixed maturity securities: Thrivent Financial’s fixed maturity securities portfolio is classified as available-for-sale and carried at fair value. Discounts or premiums on the securities are amortized over the term of the securities using the effective interest method.

Equity securities: Thrivent Financial’s equity securities portfolio is classified as available-for-sale and carried at fair value.

Mortgage loans: Mortgage loans are generally stated at their unpaid principal balances, adjusted for premium and discount amortization and an allowance for uncollectible balances. Discounts or premiums are amortized over the term of the loans using the effective interest method.

Contract loans: Contract loans are generally carried at their aggregate unpaid balances.

Short-term investments: Short-term investments are carried at amortized cost, which approximates fair value. Short-term investments consist primarily of collateral on loaned securities, which is invested in an affiliated money market mutual fund; short-term government securities and corporate notes. Substantially all the short-term investments have contractual maturities of twelve months or less at the time of acquisition.

Other investments: Other investments consist of equity limited partnerships, real estate joint ventures and real estate. Real estate joint ventures and equity limited partnerships are valued on the equity basis. Real estate is valued at cost plus capital expenditures less accumulated depreciation.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Investments, continued

Loaned securities: During 2004, Thrivent Financial revised its securities lending program under which securities are loaned to third parties. Securities loaned under Thrivent Financial’s securities lending agreement are included in the Consolidated Balance Sheets. Thrivent Financial generally receives cash collateral in an amount that is in excess of the market value of the securities loaned and the cash collateral is invested in a segregated affiliated money market mutual fund included in short-term investments on the Consolidated Balance Sheets. An obligation is also recognized for the amount of the collateral and is included in the Consolidated Balance Sheets. In prior years the collateral was held by a third party and was not included in Thrivent Financial’s investment portfolio.

Market values of securities loaned and collateral are monitored daily, and additional collateral is obtained as necessary.

Mortgage dollar roll program. Thrivent Financial uses a mortgage dollar roll program to enhance the yield on its mortgage backed securities (MBS). MBS dollar rolls are similar to repurchase agreements, where the investor sells a mortgage backed security and agrees to buy a similar security at a specified later date. Thrivent Financial’s mortgage dollar roll program generally includes a series of MBS dollar rolls extending for more than a year. Thrivent Financial had $1.3 billion and $2.2 billion in the mortgage roll program outstanding as of December 31, 2004 and 2003, respectively.

Unrealized investment gains and losses: Unrealized investment gains and losses on securities classified as available-for-sale, net of related deferred acquisition costs and tax effects, are accounted for as a direct increase or decrease to the accumulated other comprehensive income component of members’ equity.

Realized investment gains and losses: Realized investment gains and losses on sales of securities are determined using an average cost method. Thrivent Financial periodically reviews its securities portfolios for issues that may have impairments that are other-than-temporary. Factors considered in its evaluation include the following: 1) whether the decline is substantial (greater than 20% decline in fair value; 2) the duration of the decline (greater than 12 months); 3) reasons for the decline (interest rate changes, market fluctuation or credit issues); 4) the credit quality of the issuer and 5) Thrivent Financial’s ability and intent to hold the investments for a period of time to allow for recovery or until maturity of the security. Investments that are determined to be other-than-temporarily impaired are written down to fair value and the write-down is included in realized investment gains and losses in the Consolidated Statements of Operations. Changes in the allowances for mortgage loans and real estate are also included with realized investment gains and losses.

Cash and Cash Equivalents

Cash and cash equivalents are carried at cost and include all highly liquid investments purchased with an original maturity of three months or less.

Deferred Acquisition Costs

Costs which vary with and are primarily attributable to the production of new and renewal business have been deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions, selling, selection and contract issue expenses.

For interest sensitive life, participating life and investment products, these costs are amortized in proportion to estimated margins from interest, mortality and other factors under the contracts. Assumptions used in the amortization of deferred acquisition costs are periodically reviewed and updated as necessary to reflect actual experience. The impact of changes in assumptions is recognized as a component of amortization.

Amortization of acquisition costs for other contracts is charged to expense in proportion to premium revenue recognized.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Property and Equipment

Property and equipment are carried at cost, net of accumulated depreciation. Depreciation expense is determined primarily using the straight-line method over the estimated useful lives of the assets.

Separate Accounts

Separate account assets and liabilities reported in the accompanying Consolidated Balance Sheets represent funds that are separately administered for variable annuity, variable immediate annuity and variable universal life contracts, and for which the contractholder, rather than Thrivent Financial, bears the investment risk. Fees charged on separate account contractholder deposits are recognized when due. Separate account assets are carried at fair value based on quoted market prices. Operating results of the separate accounts are not included in the Consolidated Statements of Operations. Substantially all of the separate accounts of Thrivent Financial are non-guaranteed.

Contract Liabilities and Accruals

Reserves for future contract benefits for participating life insurance are net level reserves computed using the same interest and mortality assumptions as used to compute cash values.

Reserves for future contract benefits for non-participating life insurance are also net level reserves, computed using realistic assumptions as to mortality, interest and withdrawal, with a provision for adverse deviation.

Reserves for health contracts are generally computed using current pricing assumptions. For Medicare supplement, disability income and long term care contracts, reserves are computed on a net level basis using realistic assumptions, with provision for adverse deviation.

Claim reserves are established for future payments not yet due on claims already incurred, reported or unreported, relating primarily to health contracts. These reserves are based on past experience and applicable morbidity tables.

Contractholder Funds

Reserves for future contract benefits for universal life insurance and deferred annuities consist of contract account balances before applicable surrender charges with additional reserves for any death benefits that may exceed contract account balances.

Insurance Revenues and Benefits

For life and some annuity contracts other than universal life or investment contracts, premiums are recognized as revenues over the premium paying period, with reserves for future benefits established on a prorated basis from such premiums.

Revenues for universal life and investment contracts consist of policy charges for the cost of insurance, policy administration and surrender charges assessed during the period. Expenses include interest credited to contract account balances and benefits incurred in excess of contract account balances. Certain profits on limited payment contracts are deferred and recognized over the contract term.

For health contracts, gross premiums are prorated over the contract term of the contracts with the unearned premium included in the contract reserves.

Other Revenue

Other revenue consists primarily of fees earned from investment advisory services performed for the Thrivent family of mutual funds and variable product investment funds.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Dividends to Members

Thrivent Financial’s insurance products are participating in nature. Dividends to members for these policies are recognized over the contract year and are reflected in the Consolidated Statements of Operations. The majority of life insurance contracts, except for universal life and term contracts, begin to receive dividends at the end of the second contract year. Dividends are not currently being paid on most interest-sensitive and health insurance contracts. Dividend scales are approved annually by Thrivent Financial’s Board of Directors.

Fraternal Benefits and Expenses

Fraternal benefits and expenses include all fraternal activities as well as expenses incurred to provide or administer fraternal benefits, and expenses related to Thrivent Financial’s fraternal character. This includes items such as benevolences to help meet the needs of people, educational benefits to raise community and family awareness of issues, church grants and costs necessary to maintain Thrivent Financial’s fraternal branch system. Thrivent Financial conducts its fraternal activities primarily through its chapter system, which is made up of 1,378 chapters, whose members participate in locally sponsored charitable activities.

Income Taxes

Thrivent Financial, as a fraternal benefit society, qualifies as a tax-exempt organization under the Internal Revenue Code. Thrivent Financial’s subsidiaries file a consolidated federal income tax return. The federal income tax provision is based upon amounts estimated to be currently payable and deferred income taxes resulting from temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

Income tax expense (benefit) recorded by Thrivent Financial’s subsidiaries for the years ended December 31, 2004, 2003 and 2002 totaled $17 million, $20 million and ($8) million, respectively. This tax expense (benefit) is included as a component of underwriting, acquisition and insurance expenses in the Consolidated Statements of Operations. Thrivent Financial’s subsidiaries had a net deferred tax liability as of December 31, 2004 and 2003 of $49 million and $43 million, respectively.

New Accounting Standards

In July 2003, the American Institute of Certified Public Accountants (AICPA) issued Statement of Position 03-1 (SOP 03-1), Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts, effective for fiscal years beginning after December 15, 2003. SOP 03-1 addresses accounting and financial statement presentation for separate accounts, sales inducements, and non-traditional contract features not covered by other authoritative accounting literature including guaranteed minimum death benefits on variable annuity contracts. Thrivent Financial adopted SOP 03-1 effective January 1, 2004 and the effect of initially adopting SOP 03-1 was not significant to Thrivent Financial.

In December 2003, the Financial Accounting Standards Board (FASB) revised Interpretation No. 46 (FIN 46R), Consolidation of Variable Interest Entities, which was originally issued in January 2003. FIN 46R provides criteria on the identification of variable interest entities (VIE) and the determination of whether a variable interest holder should consolidate the VIE. Thrivent Financial adopted FIN46R effective January 1, 2004 and adoption did not require the consolidation of any entities not previously included in the consolidated financial statements.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

New Accounting Standards, continued

In December 2003, the FASB issued Statement of Financial Accounting Standards (SFAS) No. 132 (revised 2003), Employers’ Disclosures about Pensions and other Post-Retirement Benefits. This standard expands existing disclosures by requiring more details about pension plan assets, benefit obligations, cash flows, benefit costs and related information. Thrivent Financial has adopted the disclosure provisions of SFAS 132R.

Reclassifications

Certain prior year balances have been reclassified to conform to the current year presentation.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments

Fixed maturity securities

The amortized cost and fair value of Thrivent Financial’s investment in fixed maturity securities is summarized as follows (in millions):

	Amortized Cost	Gross Unrealized		Fair Value
		Gains	Losses
December 31, 2004

Loan-backed obligations of U.S. Government corporations and agencies	$6,274	$55	$(18)	$6,311
U.S. Treasury securities and non-loan-backed obligations of U.S. Government corporations and agencies	1,206	19	(3)	1,222
Corporate and other bonds	17,512	1,102	(41)	18,573
Mortgage & asset-backed securities	4,694	66	(22)	4,738

Total fixed maturity securities	$29,686	$1,242	$(84)	$30,844

December 31, 2003

Loan-backed obligations of U.S. Government corporations and agencies	$6,335	$90	$(14)	$6,411
U.S. Treasury securities and non-loan-backed obligations of U.S. Government corporations and agencies	927	21	(4)	944
Corporate and other bonds	16,193	1,237	(53)	17,377
Mortgage & asset-backed securities	4,287	113	(29)	4,371

Total fixed maturity securities	$27,742	$1,461	$(100)	$29,103

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities have been in a continuous unrealized loss position, as of December 31, 2004 (in millions):

	Less than 12 Months		12 Months or More		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
Loan-backed obligations of U.S. Government corporations and agencies	$2,194	$(13)	$722	$(5)	$2,916	$(18)
U.S. Treasury securities and non-loan-backed obligations of U.S. Government corporations and agencies	437	(3)	81	—	518	(3)
Corporate and other bonds	1,445	(21)	1,017	(20)	2,462	(41)
Mortgage & asset-backed securities	1,578	(12)	591	(10)	2,169	(22)

Fixed maturity securities	$5,654	$(49)	$2,411	$(35)	$8,065	$(84)

As of December 31, 2004, gross unrealized losses on fixed maturity securities totaled $84 million comprising 350 issuers. Of this amount, $35 million, comprised of 106 issuers, was in the greater than twelve month category. Thrivent Financial periodically reviews its fixed maturity securities for other-than-temporary impairments, using criteria described in Note 1. Based on its review of these securities, none of the fixed maturity securities with unrealized losses in excess of twelve months were considered other than temporarily impaired.

The amortized cost and fair value of fixed maturity securities by contractual maturity as of December 31, 2004 are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties (in millions).

	Amortized Cost	Fair Value
Due in one year or less	$898	$914
Due after one year through five years	5,977	6,228
Due after five years through ten years	8,396	8,899
Due after ten years	3,447	3,754
Loan-backed obligations of U.S. Government Corporations and agencies	6,274	6,311
Mortgage and asset-backed securities	4,694	4,738

Total fixed maturity securities	$29,686	$30,844

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Equity securities

The cost and fair value of Thrivent Financial’s investment in equity securities as of December 31, 2004 and 2003 are summarized as follows (in millions):

	2004	2003
Cost	$822	$1,163
Gross unrealized gains	176	171
Gross unrealized losses	(8)	(18)

Fair Value	$990	$1,316

Included in the equities securities balances discussed above is approximately $42 million and $86 million of investments in mutual funds from the Thrivent Financial mutual fund family as of December 31, 2004 and 2003, respectively.

The following table shows the fair value and gross unrealized losses by length of time that individual equity securities have been in a continuous unrealized loss position, as of December 31, 2004 (in millions):

	Less than 12 Months		12 Months or More		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
Equity securities	$58	$(6)	$16	$(2)	$74	$(8)

As of December 31, 2004, gross unrealized losses on equity securities totaled $8 million comprising 82 issuers. Of this amount, $2 million, comprised of 16 issuers, was in the greater than twelve month category. Thrivent Financial periodically reviews its equity securities for other-than-temporary impairments, using criteria described in Note 1. Based on its review of these securities, none of the equity securities with unrealized losses in excess of twelve months were considered other than temporarily impaired.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Mortgage loans

Thrivent Financial invests in mortgage loans, principally involving commercial real estate. Such investments consist of first mortgage liens on completed income producing properties. The unpaid principal balances of mortgage loans and the allowance for credit losses as of December 31, 2004 and 2003, were as follows (in millions):

	2004	2003
Commercial	$5,003	$4,892
Church	768	751
Non-commercial	269	209

	6,040	5,852

Allowance for credit losses	(30)	(35)

Total	$6,010	$5,817

Impaired mortgage loans:
With allowance for uncollectible loans	$23	$30
Without allowance for uncollectible loans	$—	$3
Allowance for credit losses on impaired mortgage loans	$1	$5
Average investment in impaired loans	$28	$47

The change in the allowance for credit losses for the years ended December 31, 2004, 2003 and 2002 was as follows (in millions):

	2004	2003	2002
Allowance for credit losses, beginning of year	$35	$75	$82
Net reductions	(5)	(40)	(7)

Allowance for credit losses, end of year	$30	$35	$75

During 2003, Thrivent Financial completed a review of loan loss experience factors used in establishing the allowance for credit losses. As a result of this review, Thrivent Financial reduced the allowance for credit losses by $40 million.

Thrivent Financial does not accrue interest income on impaired mortgage loans, rather income is recognized for these loans when received. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that Thrivent Financial will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. Interest income recognized on impaired mortgage loans totaled $2 million, $3 million and $4 million during the years ended December 31, 2004, 2003 and 2002, respectively.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Mortgage loans, continued

The distribution of Thrivent Financial’s mortgage loan investments among various geographic regions of the United States as well as by property type as of December 31, 2004 and 2003 were as follows (in millions):

	2004	2003
Geographic Region
South Atlantic	26%	28%
Pacific	22	21
East North Central	14	14
West North Central	11	11
Mountain	10	11
Other	17	15

Total	100%	100%

Property Type
Industrial	30%	31%
Office	18	19
Retail	18	16
Hotels/Motels	1	2
Apartments	8	8
Other	25	24

Total	100%	100%

Investment income

Investment income by type of investment for the years ended December 31, 2004, 2003 and 2002 is summarized as follows (in millions):

	2004	2003	2002
Fixed maturity securities	$1,588	$1,533	$1,535
Equity securities	42	36	29
Mortgage loans	434	459	445
Contract loans	87	88	87
Other invested assets	72	80	111

	2,223	2,196	2,207
Investment expenses	29	52	46

Net investment income	$2,194	$2,144	$2,161

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Realized investment gains and losses

Realized investment gains and losses for the years ended December 31, 2004, 2003 and 2002, were as follows (in millions):

	2004	2003	2002
Net gains(losses) on sales:
Fixed maturity securities
Gross gains	$304	$335	$204
Gross losses	(148)	(170)	(244)
Equity securities
Gross gains	166	87	99
Gross losses	(57)	(86)	(171)
Other	—	1	(3)

	265	167	(115)

Provisions for losses:
Fixed maturity securities	(1)	(56)	(132)
Equity securities	—	(62)	(84)
Mortgage loans	5	40	7

	4	(78)	(209)

Realized investment gains(losses), net	$269	$89	$(324)

Proceeds from the sale of fixed maturity securities, net of mortgage dollar roll transactions, were $11.6 billion, $4.5 billion and $5.1 billion for the years ended December 31, 2004, 2003 and 2002, respectively.

Accumulated Other Comprehensive Income

The components of accumulated other comprehensive income as of December 31, 2004 and 2003 are shown below (in millions):

	2004	2003
Unrealized investment gains	$1,316	$1,518
Deferred acquisition cost adjustment	(233)	(331)
Deferred income tax adjustment	(4)	(3)
Minimum pension liability adjustment	(23)	(18)

Total	$1,056	$1,166

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Other Comprehensive Income

The components of other comprehensive income (loss) for the years ended December 31, 2004, 2003 and 2002 are as follow (in millions):

	2004	2003	2002
Unrealized investment gains and losses arising during the period on securities available for sale	$62	$438	$481
Unrealized investment gains on fixed maturity securities transferred from held-to-maturity to available-for-sale	—	—	45
Reclassification adjustment for realized gains and losses included in net income	(264)	(48)	328
Change in deferred acquisition costs due to unrealized investment gains and losses	98	(29)	(236)
Change in deferred income taxes due to unrealized investment gains and losses	(1)	3	(3)
Minimum pension liability adjustment	(5)	(3)	(15)

Total other comprehensive income (loss)	$(110)	$361	$600

On January 1, 2002 Thrivent Financial transferred $1,757 million of its securities previously classified as ‘held-to-maturity’ to the available for sale category. The transfers were completed in conjunction with the January 1, 2002 merger of Lutheran Brotherhood with and into Aid Association for Lutherans, respectively. Following the transfer on January 1, 2002, Thrivent Financial had no remaining held-to-maturity securities.

Note 3. Deferred Acquisition Costs

The change in deferred acquisition costs for the years ended December 31, 2004, 2003 and 2002 were as follows (in millions):

	2004	2003	2002
Balance at beginning of year	$2,139	$2,025	$2,000
Capitalization of acquisition costs	241	265	219
Acquisition costs amortized	(225)	(151)	(194)

	2,155	2,139	2,025

Adjustment for unrealized investment gains and losses	(233)	(331)	(302)

Balance at end of year	$1,922	$1,808	$1,723

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 4. Property and Equipment

The components of property and equipment as of December 31, 2004 and 2003 are as follows (in millions):

	2004	2003
Buildings	$140	$136
Furniture and equipment	238	212
Other	17	13

	395	361
Accumulated depreciation	(233)	(190)

Property and equipment, net	$162	$171

Depreciation expense for the years ended December 31, 2004, 2003 and 2002 was $44 million, $43 million and $39 million, respectively.

Note 5. Employee Benefit Plans

Pension and Other Postretirement Benefits

Thrivent Financial has a qualified noncontributory defined benefit retirement plan which provides benefits to substantially all home office and field employees upon retirement. Thrivent Financial also provides certain health care and life insurance benefits for substantially all retired home office and field personnel. Thrivent Financial uses a date of December 31 to measure its benefit plan disclosures.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 5. Employee Benefit Plans, continued

The components of net periodic pension expense for Thrivent Financial’s qualified retirement and other plans for the years ended December 31, 2004, 2003 and 2002 were as follows (in millions):

	Retirement Plans			Other Plans
	2004	2003	2002	2004	2003	2002
Service cost	$19	$19	$19	$3	$3	$4
Interest cost	35	36	34	6	5	5
Expected return on plan assets	(44)	(43)	(43)	—	—	—
Amortization of prior service cost	(1)	(1)	1	(1)	(1)	1
Other	—	—	(1)	1	—	—

Periodic cost	$9	$11	$10	$9	$7	$10

The plans’ funded status and the amounts recognized in the consolidated financial statements as of December 31, 2004 and 2003 were as follows (in millions):

	Retirement Plans		Other Plans
	2004	2003	2004	2003
Change in benefit obligation:
Benefit obligation at beginning of year	$576	$524	$96	$75
Service cost	19	19	3	3
Interest cost	35	36	6	5
Actuarial loss	9	22	23	20
Benefits paid	(28)	(25)	(8)	(7)

Benefit obligation at end of year	611	576	120	96

Change in plan assets:
Fair value of plan assets at beginning of year	445	402	—	—
Actual return on plan assets	60	63	—	—
Employer contribution	38	5	7	7
Benefits paid	(28)	(25)	(7)	(7)

Fair value of plan assets at end of year	515	445	—	—

Funded status	(96)	(131)	(120)	(96)
Unrecognized net losses	98	104	54	33
Unrecognized prior service cost	(7)	(7)	(8)	(9)

	(5)	(34)	(74)	(72)

Additional minimum pension liability	(23)	(18)	—	—

Accrued pension liability at end of year	$(28)	$(52)	$(74)	$(72)

Accumulated benefit obligation	$543	$497	$120	$96

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 5. Employee Benefit Plans, continued

	Retirement Plans		Other Benefits
	2004	2003	2004		2003
Weighted average assumptions at end of year
Discount rate	5.75%	6.25%	5.75%		6.25%
Expected return on plan assets	8.75%	8.75%	n/a	%	n/a	%
Rate of compensation increase	3.25%	3.75%	n/a	%	n/a	%

The assumed health care cost trend rate used in measuring the postretirement health care benefit obligation was ten percent in 2005 trending down to five percent in 2010. The assumed health care cost trend rates can have a significant impact on the amounts reported. For example, a one-percentage increase in the rate would increase the 2004 total service and interest cost by $2 million and the postretirement health care benefit obligation by $16 million. During December 2003, Congress passed legislation affecting prescription drug coverage. Thrivent Financial is currently reviewing its options under this legislation and its potential impact on its post-retirement benefit plan. Any adjustments to the accrued liability and expense for this change in prescription drug coverage will be recognized in 2005.

As of December 31, 2004 and 2003, the accumulated benefit obligation of Thrivent Financial’s retirement plan exceeds the fair value of its plan assets. As a result, Thrivent Financial accrued a minimum pension liability totaling $23 million and $18 million at December 31, 2004 and 2003, respectively, with a corresponding reduction in accumulated other comprehensive income.

Estimated benefit payments for the next five years are as follows: 2005 - $35 million; 2006 - $33 million; 2007 - $35 million; 2008 - $36 million and 2009 - $37 million.

The assets of Thrivent Financial’s qualified defined benefit plan are held in trust. Thrivent Financial has a benefit plan advisory committee that sets investment guidelines, which are established based on market conditions, risk tolerance, funding requirements and expected benefit payments. In 2004, Thrivent Financial appointed a third party to oversee the investment allocation process and monitor asset performance. As pension liabilities are long-term in nature, Thrivent Financial employs a long-term total return approach to maximize the long-term rate of return on plan assets for a prudent level of risk. An annual analysis on the risk versus the return of the investment portfolio is conducted to justify the expected long-term rate of return assumption.

The investment portfolio contains a diversified portfolio of investment categories including equities and fixed income securities. Securities are also diversified in terms of domestic and international securities, short and long-term securities, growth and value styles, large cap and small cap stocks, active and passive management and derivative-based styles. With prudent risk tolerance and asset diversification, the plan is expected to meet its pension obligations in the future. Plan assets included $75 million invested in a deposit administration contract issued by Thrivent Financial as of December 31, 2003. During 2004, the investment in this deposit administration contract was redeemed and reinvested in equities and fixed income securities as authorized by the Plan.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 5. Employee Benefit Plans, continued

The weighted average asset allocations as of December 31, 2004 and 2003 were as follows:

	Pension Asset Allocation		Target Allocation
	2004	2003	2004	2003
Asset Category
Equity securities	61%	55%	60%	60%
Fixed income and other securities	39	45	40	40

Total	100%	100%	100%	100%

Thrivent Financial’s expected minimum pension contribution under ERISA guidelines is estimated to be zero for 2005.

Defined Contribution Plans

Thrivent Financial also provides contributory and noncontributory defined contribution retirement benefits, which cover substantially all home office and field employees. Eligible participants in the 401(k) plan may elect to contribute a percentage of their eligible earnings and Thrivent Financial will match participant contributions up to six percent of eligible earnings. In addition, Thrivent Financial will contribute a percentage of eligible earnings for participants in a non-contributory plan for field employees.

As of December 31, 2004 and 2003, $135 million and $138 million, respectively, of the pension assets of the defined contribution plans were invested in a deposit administration contract issued by Thrivent Financial.

For the years ended December 31, 2004, 2003 and 2002, Thrivent Financial contributed $24 million, $19 million and $17 million, respectively to these plans.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 6. Claims Liabilities

Activity in the liabilities for accident and health, long-term care and disability benefits, included in reserves for future policy benefits and claims liabilities for the years ended December 31, 2004, 2003 and 2002 is summarized below (in millions):

	2004	2003	2002
Net balance at January 1	$339	$302	$260
Incurred related to:
Current year	221	170	172
Prior years	42	15	11

	263	185	183

Paid related to:
Current year	70	69	69
Prior years	92	79	72

	162	148	141

Net balance at December 31	$440	$339	$302

Thrivent Financial uses estimates for determining its liability for accident and health, long-term care and disability benefits, which are based on historical claim payment patterns and attempt to provide for potential adverse changes in claim patterns and severity. Different than anticipated claims resulted in adjustments to liabilities in each year.

During 2004, Thrivent Financial updated its experience assumptions on its long-term care block of business and as a result increased its claim reserve liabilities by approximately $47 million.

Note 7. Reinsurance

Thrivent Financial participates in reinsurance in order to limit its maximum losses and to diversify its exposures. Life and accident and health reinsurance is accomplished through various plans of reinsurance, primarily coinsurance and yearly renewable term. Reinsurance contracts do not relieve an insurer from its primary obligation to policyholders. Ceded balances would represent a liability of Thrivent Financial in the event the reinsurers were unable to meet their obligations under the terms of the reinsurance agreements.

Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 7. Reinsurance, continued

Reinsurance amounts included in the Consolidated Statements of Operations for the years ended December 31, 2004, 2003 and 2002 were as follows (in millions):

	2004	2003	2002
Direct premiums	$1,247	$1,277	$1,331
Reinsurance ceded	(30)	(24)	(20)

Net premiums	$1,217	$1,253	$1,311

Direct contract charges	$575	$542	$535
Reinsurance ceded	(6)	(6)	(6)

Net contract charges	$569	$536	$529

Reinsurance recoveries	$6	$8	$7

Reinsurance recoverables on life and accident and health claims included in receivables in the Consolidated Balance Sheets as of December 31, 2004 and 2003 were $83 million and $66 million, respectively.

Three reinsurance companies account for approximately 90% of the reinsurance recoverable at December 31, 2004. Thrivent Financial periodically evaluates the financial condition of its reinsurers and amounts recoverable in order to minimize its exposure to loss from reinsurer insolvencies.

Note 8. Fair Value of Financial Instruments

The following methods and assumptions were used in estimating the fair values for the following financial instruments. The results of these valuing methods are significantly affected by the assumptions used, including discount rates and estimates of future cash flows. As a result, the derived fair value estimates, in many cases, could not be realized in immediate settlement of the financial instrument. These following fair values are for only certain financial instruments of Thrivent Financial; accordingly, the aggregate fair value amounts presented do not represent the underlying value of Thrivent Financial.

Fixed Maturity Securities

Fair values for fixed maturity securities are based on quoted market prices where available, or are estimated using values obtained from independent pricing services. All fixed maturity issues are individually priced based on year-end market conditions, the credit quality of the issuing company, the interest rate and the maturity of the issue.

Equity Securities

The fair values for investments in equity securities are based on quoted market prices.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 8. Fair Value of Financial Instruments, continued

Mortgage Loans

The fair values for mortgage loans are estimated using discounted cash flow analyses, based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.

Contract Loans

The carrying amounts for these instruments approximate their fair value.

Short-term Investments

The carrying amounts for these instruments approximate their fair values.

Cash and Cash Equivalents

The carrying amounts for these instruments approximate their fair values.

Separate Accounts

The fair values for separate account assets are based on quoted market prices. The fair values of the separate account liabilities are equal to their carrying amounts.

Financial Liabilities

The fair values for Thrivent Financial’s liabilities under investment-type contracts, such as deferred annuities and other liabilities, including supplementary contracts without life contingencies, deferred income settlement options and refunds on deposit, are estimated to be the cash surrender value payable upon immediate withdrawal.

The carrying value and estimated fair value of Thrivent Financial’s financial instruments as of December 31, 2004 and 2003 are as follows (in millions):

	2004		2003
	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value
Financial Assets:
Fixed maturity securities	$30,844	$30,844	$29,103	$29,103
Equity securities	990	990	1,316	1,316
Mortgage loans	6,010	6,365	5,817	6,149
Short-term investments	2,949	2,949	991	991
Cash and cash equivalents	1,203	1,203	1,751	1,751
Contract loans	1,247	1,247	1,256	1,256
Separate account assets	10,404	10,404	9,203	9,203

Financial Liabilities:
Deferred annuities	13,448	13,341	12,522	12,425
Separate account liabilities	10,404	10,404	9,191	9,191
Other	1,906	1,906	1,665	1,665

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 9. Commitments and Contingent Liabilities

Litigation

Thrivent Financial is involved in various lawsuits, contractual matters, and other contingencies that have arisen from the normal course of business. In addition, Thrivent Financial was named in civil litigation proceedings alleging inappropriate life insurance sales practices by Thrivent Financial in a previous year. During 2004, Thrivent Financial resolved the civil litigation proceedings. Thrivent Financial believes adequate provision has been made for any potential losses which may result from these matters.

Financial Instruments

Thrivent Financial is a party to financial instruments with on and off-balance sheet risk in the normal course of business. These instruments involve, to varying degrees, elements of credit, interest rate equity price, or liquidity risk in excess of the amount recognized in the Consolidated Balance Sheets. Thrivent Financial’s exposure to credit loss in the event of nonperformance by the other party to the financial instrument for commitments to extend credit and financial guarantees is limited to the contractual amount of these instruments.

Commitments to Extend Credit

Thrivent Financial has commitments to extend credit for mortgage loans and other lines of credit at market interest rates of $354 million and $558 million as of December 31, 2004 and 2003, respectively. Commitments to purchase other invested assets were $120 million and $86 million as of December 31, 2004 and 2003, respectively.

Financial Guarantees

Thrivent Financial has entered into an agreement to purchase certain debt obligations of a third party civic organization, totaling $37 million, in the event certain conditions, as defined in the agreement, occur. This agreement is secured by the assets of the third party.

Leases

Thrivent Financial has operating leases for certain office equipment and real estate. Rental expense for these items totaled $6 million, $9 million and $7 million for the years ended December 31, 2004, 2003 and 2002, respectively. Future minimum aggregate rental commitments as of December 31, 2004 for operating leases were as follows: 2005 - $7 million; 2006 - $5 million; 2007 - $4 million; 2008 - $2 million and 2009 - $1 million.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 10. Synopsis of Statutory Financial Results

The accompanying financial statements differ from those prepared in accordance with statutory accounting practices prescribed or permitted by regulatory authorities. Effective January 1, 2001, the National Association of Insurance Commissioner’s (NAIC) adopted a revised Accounting Practices and Procedures Manual, which was adopted by the primary states regulating Thrivent Financial. The synopsis of statutory financial results is included to satisfy certain state reporting requirements for fraternal benefit societies.

The following describes the more significant statutory accounting policies that are different than GAAP accounting policies.

Fixed maturity securities

For statutory purposes, investments in fixed maturity securities are reported at amortized cost.

Acquisition costs

Costs incurred to acquire new business are charged to operations as incurred.

Contract liabilities

Liabilities for future contract benefits and expenses are determined using statutorily prescribed rates for mortality and interest.

Non-admitted assets

Certain assets, primarily furniture, equipment and agents’ debit balances, are charged directly to members’ equity and excluded from the balance sheet.

Interest Maintenance Reserve

Certain realized investment gains and losses for fixed maturity securities sold prior to their maturity are deferred and amortized into operating results over the remaining maturity of the sold security.

Asset Valuation Reserve

A reserve, charged directly to members’ equity, is maintained based on certain risk factors applied to invested asset classes.

Premiums and Withdrawals

Funds deposited and withdrawn on universal life and investment-type contracts are recorded in the Statements of Operations.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 10. Synopsis of Statutory Financial Results, continued

Consolidation

Subsidiaries are not consolidated into the statutory results, rather the equity method of accounting for the ownership of subsidiaries is used, with the change in the value of the subsidiaries reflected as a direct adjustment of members’ equity.

Summarized statutory-basis financial information as of December 31, 2004 and 2003 and for the years ended December 31, 2004, 2003 and 2002 for Thrivent Financial is as follows (in millions):

	2004	2003
Admitted assets	$49,324	$45,297
Liabilities	46,264	42,448
Surplus	3,060	2,849

Total liabilities and surplus	$49,324	$45,297

	2004	2003	2002
Gain from operations before net realized capital gains and losses	$221	$85	$1
Net realized capital gains (losses)	106	(95)	(333)

Net income (loss)	327	(10)	(332)
Total other changes	(116)	215	(18)

Net change in unassigned surplus	$211	$205	$(350)

Thrivent Financial is in compliance with the statutory surplus requirements of all states.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Contractholders

Thrivent Financial for Lutherans

We have audited the accompanying statements of assets and liabilities of the individual subaccounts of Thrivent Variable Annuity Account B (the Account) (comprising, respectively, the Technology, Partner Small Cap Growth, Partner Small Cap Value, Small Cap Stock, Small Cap Index, Mid Cap Growth, Mid Cap Growth II, Mid Cap Stock, Mid Cap Index, Partner International Stock, Partner All Cap, Large Cap Growth, Large Cap Growth II, Partner Growth Stock, Large Cap Value, Large Cap Stock, Large Cap Index, Real Estate Securities, Balanced, High Yield, High Yield II, Income, Bond Index, Limited Maturity Bond, Mortgage Securities, and Money Market Subaccounts) as of December 31, 2004, and the related statements of operations and changes in net assets for the year then ended. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the entity’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the affiliated transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the Thrivent Variable Annuity Account B at December 31, 2004, and the results of their operations and changes in their net assets for the year then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

March 31, 2005

THRIVENT VARIABLE ANNUITY ACCOUNT B

Statements of Assets and Liabilities

As of December 31, 2004	Technology Subaccount	Partner Small Cap Growth Subaccount	Partner Small Cap Value Subaccount	Small Cap Stock Subaccount
Assets:
Series funds, at value	$5,101,074	$16,287,791	$13,028,680	$13,792,260
Receivable from Thrivent for annuity reserve	—	—	—	20

Total Assets	5,101,074	16,287,791	13,028,680	13,792,280
Liabilities:
Payable to Thrivent for annuity reserve adjustment	60	199	259	—

Total Liabilities	60	199	259	—

Net Assets	$5,101,014	$16,287,592	$13,028,421	$13,792,280

Net Assets Applicable to Annuity Contract Holders:
Contracts in accumulation period	$5,054,071	$16,178,129	$12,901,277	$13,763,934
Contracts in annuity payment period	46,943	109,463	127,144	28,346

Net Assets	$5,101,014	$16,287,592	$13,028,421	$13,792,280

Accumulation units outstanding	448,960	1,357,725	759,331	1,076,065
Unit Value (accumulation)	$11.26	$11.92	$16.99	$12.79
Series funds, at cost	$4,466,698	$13,267,804	$11,119,642	$10,597,506
Series funds shares owned	700,639	1,321,278	786,766	935,995

As of December 31, 2004	Small Cap Index Subaccount	Mid Cap Growth Subaccount	Mid Cap Growth II Subaccount	Mid Cap Stock Subaccont
Assets:
Series funds, at value	$23,387,075	$396,757,977	$12,513,352	$7,417,453
Receivable from Thrivent for annuity reserve	—	109,557	379	—

Total Assets	23,387,075	396,867,534	12,513,731	7,417,453
Liabilities:
Payable to Thrivent for annuity reserve adjustment	142	—	—	51

Total Liabilities	142	—	—	51

Net Assets	$23,386,933	$396,867,534	$12,513,731	$7,417,402

Net Assets Applicable to Annuity Contract Holders:
Contracts in accumulation period	$23,230,166	$392,015,885	$12,478,533	$7,390,897
Contracts in annuity payment period	156,767	4,851,649	35,198	26,505

Net Assets	$23,386,933	$396,867,534	$12,513,731	$7,417,402

Accumulation units outstanding	1,828,948	24,875,787	1,352,327	603,101
Unit Value (accumulation)	$12.70	$15.76	$9.23	$12.25
Series funds, at cost	$17,135,204	$380,059,080	$11,433,276	$5,968,342
Series funds shares owned	1,214,282	27,233,214	1,313,242	636,325

The accompanying notes are an integral part of these financial statements

THRIVENT VARIABLE ANNUITY ACCOUNT B

Statements of Assets and Liabilities

As of December 31, 2004	Mid Cap Index Subaccount	Partner International Stock Subaccount	Partner All Cap Subaccount	Large Cap Growth Subaccount
Assets:
Series funds, at value	$20,957,580	$258,777,324	$22,419,387	$992,350,872
Receivable from Thrivent for annuity reserve	—	93,536	1,013	727,752

Total Assets	20,957,580	258,870,860	22,420,400	993,078,624
Liabilities:
Payable to Thrivent for annuity reserve adjustment	302	—	—	—

Total Liabilities	302	—	—	—

Net Assets	$20,957,278	$258,870,860	$22,420,400	$993,078,624

Net Assets Applicable to Annuity Contract Holders:
Contracts in accumulation period	$20,786,756	$256,143,824	$22,259,851	$975,620,786
Contracts in annuity payment period	170,522	2,727,036	160,549	17,457,838

Net Assets	$20,957,278	$258,870,860	$22,420,400	$993,078,624

Accumulation units outstanding	1,701,636	19,151,662	2,580,719	19,880,712
Unit Value (accumulation)	$12.22	$13.37	$8.63	$49.07
Series funds, at cost	$16,405,864	$257,008,783	$22,681,680	$1,342,164,966
Series funds shares owned	1,571,434	21,350,384	2,521,554	67,227,901

As of December 31, 2004	Large Cap Growth II Subaccount	Partner Growth Stock Subaccount	Large Cap Value Subaccount	Large Cap Stock Subaccount
Assets:
Series funds, at value	$15,041,579	$33,669,533	$101,811,217	$46,382,849
Receivable from Thrivent for annuity reserve	921	1,416	14,176	—

Total Assets	15,042,500	33,670,949	101,825,393	46,382,849
Liabilities:
Payable to Thrivent for annuity reserve adjustment	—	—	—	202

Total Liabilities	—	—	—	202

Net Assets	$15,042,500	$33,670,949	$101,825,393	$46,382,647

Net Assets Applicable to Annuity Contract Holders:
Contracts in accumulation period	$14,788,234	$33,471,622	$101,066,297	$46,096,479
Contracts in annuity payment period	254,266	199,327	759,096	286,168

Net Assets	$15,042,500	$33,670,949	$101,825,393	$46,382,647

Accumulation units outstanding	1,563,487	3,079,133	9,211,758	4,408,996
Unit Value (accumulation)	$9.46	$10.87	$10.97	$10.46
Series funds, at cost	$14,188,271	$28,288,873	$86,007,274	$40,514,777
Series funds shares owned	1,539,804	3,004,438	9,143,105	4,996,967

The accompanying notes are an integral part of these financial statements

THRIVENT VARIABLE ANNUITY ACCOUNT B

Statements of Assets and Liabilities

As of December 31, 2004	Large Cap Index Subaccount	Real Estate Securities Subaccount	Balanced Subaccount	High Yield Subaccount
Assets:
Series funds, at value	$43,457,084	$34,979,365	$29,461,540	$386,800,351
Receivable from Thrivent for annuity reserve	—	—	—	432,313

Total Assets	43,457,084	34,979,365	29,461,540	387,232,664
Liabilities:
Payable to Thrivent for annuity reserve adjustment	400	1,342	877	—

Total Liabilities	400	1,342	877	—

Net Assets	$43,456,684	$34,978,023	$29,460,663	$387,232,664

Net Assets Applicable to Annuity Contract Holders:
Contracts in accumulation period	$43,158,105	$34,615,365	$29,257,356	$379,018,103
Contracts in annuity payment period	298,579	362,658	203,307	8,214,561

Net Assets	$43,456,684	$34,978,023	$29,460,663	$387,232,664

Accumulation units outstanding	3,792,220	2,005,881	2,550,541	13,872,317
Unit Value (accumulation)	$11.38	$17.26	$11.47	$27.32
Series funds, at cost	$36,567,484	$26,945,208	$26,180,708	$589,856,621
Series funds shares owned	2,009,009	2,052,708	1,927,770	74,089,754

As of December 31, 2004	High Yield II Subaccount	Income Subaccount	Bond Index Subaccount	Limited Maturity Bond Subaccount
Assets:
Series funds, at value	$11,051,554	$418,318,575	$26,902,608	$83,181,207
Receivable from Thrivent for annuity reserve	—	246,065	—	28,683

Total Assets	11,051,554	418,564,640	26,902,608	83,209,890
Liabilities:
Payable to Thrivent for annuity reserve adjustment	300	—	1,000	—

Total Liabilities	300	—	1,000	—

Net Assets	$11,051,254	$418,564,640	$26,901,608	$83,209,890

Net Assets Applicable to Annuity Contract Holders:
Contracts in accumulation period	$10,890,943	$409,909,540	$26,573,121	$82,433,537
Contracts in annuity payment period	160,311	8,655,100	328,487	776,353

Net Assets	$11,051,254	$418,564,640	$26,901,608	$83,209,890

Accumulation units outstanding	832,491	13,903,056	2,355,756	7,618,978
Unit Value (accumulation)	$13.08	$29.48	$11.28	$10.82
Series funds, at cost	$10,201,095	$401,306,386	$26,928,676	$82,805,532
Series funds shares owned	1,625,539	40,902,151	2,558,109	8,241,148

The accompanying notes are an integral part of these financial statements

THRIVENT VARIABLE ANNUITY ACCOUNT B

Statements of Assets and Liabilities

As of December 31, 2004	Mortgage Securities Subaccount	Money Market Subaccount
Assets:
Series funds, at value	$8,391,028	$73,223,446
Receivable from Thrivent for annuity reserve	—	9,561

Total Assets	8,391,028	73,233,007
Liabilities:
Payable to Thrivent for annuity reserve adjustment	11	—

Total Liabilities	11	—

Net Assets	$8,391,017	$73,233,007

Net Assets Applicable to Annuity Contract Holders:
Contracts in accumulation period	$8,319,050	$72,017,047
Contracts in annuity payment period	71,967	1,215,960

Net Assets	$8,391,017	$73,233,007

Accumulation units outstanding	799,872	39,871,323
Unit Value (accumulation)	$10.40	$1.81
Series funds, at cost	$8,355,212	$73,223,446
Series funds shares owned	840,287	73,223,446

The accompanying notes are an integral part of these financial statements

THRIVENT VARIABLE ANNUITY ACCOUNT B

Statements of Operations

For the year ended December 31, 2004	Technology Subaccount	Partner Small Cap Growth Subaccount	Partner Small Cap Value Subaccount	Small Cap Stock Subaccount
Dividends	$—	$—	$29	$211
Mortality & expense risk charges	(50,706)	(173,341)	(78,561)	(108,123)

Net investment income(loss)	(50,706)	(173,341)	(78,532)	(107,912)
Net realized and unrealized gain(loss) on investments:
Net realized gains(loss) on investments	83,412	302,817	38,769	121,563
Capital gain distributions	—	—	58,731	103,480
Change in unrealized appreciation(depreciation) of investments	94,432	1,312,375	1,595,700	1,820,229

Net gain(loss) on investments	177,844	1,615,192	1,693,200	2,045,272

Net increase(decrease) in net assets resulting from operations	$127,138	$1,441,851	$1,614,668	$1,937,360

For the year ended December 31, 2004	Small Cap Index Subaccount	Mid Cap Growth Subaccount	Mid Cap Growth II Subaccount	Mid Cap Stock Subaccont
Dividends	$60,948	$—	$—	$—
Mortality & expense risk charges	(198,386)	(3,784,177)	(138,763)	(54,657)

Net investment income(loss)	(137,438)	(3,784,177)	(138,763)	(54,657)
Net realized and unrealized gain(loss) on investments:
Net realized gains(loss) on investments	405,970	(3,627,876)	(45,421)	74,206
Capital gain distributions	—	—	—	40,061
Change in unrealized appreciation(depreciation) of investments	3,440,518	45,727,157	1,888,382	809,995

Net gain(loss) on investments	3,846,488	42,099,281	1,842,961	924,262

Net increase(decrease) in net assets resulting from operations	$3,709,050	$38,315,104	$1,704,198	$869,605

For the year ended December 31, 2004	Mid Cap Index Subaccount	Partner International Stock Subaccount	Partner All Cap Subaccount	Large Cap Growth Subaccount
Dividends	$63	$3,168,821	$16,261	$5,224,843
Mortality & expense risk charges	(182,351)	(2,578,381)	(235,781)	(11,048,314)

Net investment income(loss)	(182,288)	590,440	(219,520)	(5,823,471)
Net realized and unrealized gain(loss) on investments:
Net realized gains(loss) on investments	342,985	(1,618,198)	(511,867)	(61,065,937)
Capital gain distributions	7,820	—	—	—
Change in unrealized appreciation(depreciation) of investments	2,323,918	33,769,368	3,220,206	127,284,738

Net gain(loss) on investments	2,674,723	32,151,170	2,708,339	66,218,801

Net increase(decrease) in net assets resulting from operations	$2,492,435	$32,741,610	$2,488,819	$60,395,330

The accompanying notes are an integral part of these financial statements

THRIVENT VARIABLE ANNUITY ACCOUNT B

Statements of Operations

For the year ended December 31, 2004	Large Cap Growth II Subaccount	Partner Growth Stock Subaccount	Large Cap Value Subaccount	Large Cap Stock Subaccount
Dividends	$17	$293	$93	$84
Mortality & expense risk charges	(168,236)	(341,843)	(966,809)	(398,884)

Net investment income(loss)	(168,219)	(341,550)	(966,716)	(398,800)

Net realized and unrealized gain(loss) on investments:
Net realized gains(loss) on investments	(37,749)	243,970	174,042	72,229
Capital gain distributions	—	—	—	—
Change in unrealized appreciation(depreciation) of investments	1,103,018	2,748,350	12,023,160	3,299,553

Net gain(loss) on investments	1,065,269	2,992,320	12,197,202	3,371,782

Net increase(decrease) in net assets resulting from operations	$897,050	$2,650,770	$11,230,486	$2,972,982

For the year ended December 31, 2004	Large Cap Index Subaccount	Real Estate Securities Subaccount	Balanced Subaccount	High Yield Subaccount
Dividends	$331,104	$—	$492,225	$31,687,712
Mortality & expense risk charges	(377,543)	(227,394)	(275,836)	(4,304,304)

Net investment income(loss)	(46,439)	(227,394)	216,389	27,383,408

Net realized and unrealized gain(loss) on investments:
Net realized gains(loss) on investments	157,463	43,980	114,972	(29,210,754)
Capital gain distributions	—	62,000	—	—
Change in unrealized appreciation(depreciation) of investments	3,360,432	7,124,736	1,470,107	34,970,560

Net gain(loss) on investments	3,517,895	7,230,716	1,585,079	5,759,806

Net increase(decrease) in net assets resulting from operations	$3,471,456	$7,003,322	$1,801,468	$33,143,214

For the year ended December 31, 2004	High Yield II Subaccount	Income Subaccount	Bond Index Subaccount	Limited Maturity Bond Subaccount
Dividends	$699,894	$19,616,058	$1,085,507	$2,325,258
Mortality & expense risk charges	(112,767)	(4,967,555)	(292,775)	(903,530)

Net investment income(loss)	587,127	14,648,503	792,732	1,421,728

Net realized and unrealized gain(loss) on investments:
Net realized gains(loss) on investments	118,459	3,128,528	(32,418)	92,235
Capital gain distributions	—	—	93,559	132,893
Change in unrealized appreciation(depreciation) of investments	(13,321)	(2,333,006)	(154,506)	(1,007,043)

Net gain(loss) on investments	105,138	795,522	(93,365)	(781,915)

Net increase(decrease) in net assets resulting from operations	$692,265	$15,444,025	$699,367	$639,813

The accompanying notes are an integral part of these financial statements

THRIVENT VARIABLE ANNUITY ACCOUNT B

Statements of Operations

For the year ended December 31, 2004	Mortgage Securities Subaccount	Money Market Subaccount
Dividends	$272,388	$809,746
Mortality & expense risk charges	(75,436)	(948,681)

Net investment income(loss)	196,952	(138,935)

Net realized and unrealized gain(loss) on investments:
Net realized gains(loss) on investments	(5,057)	—
Capital gain distributions	4,879	—
Change in unrealized appreciation(depreciation) of investments	5,012	—

Net gain(loss) on investments	4,834	—

Net increase(decrease) in net assets resulting from operations	$201,786	$(138,935)

The accompanying notes are an integral part of these financial statements

THRIVENT VARIABLE ANNUITY ACCOUNT B

Statements of Changes in Net Assets

	Technology Subaccount		Partner Small Cap Growth Subaccount
For the year ended, except as indicated[1]	12/31/2004	12/31/2003	12/31/2004	12/31/2003
Operations
Net investment income(loss)	$(50,706)	$(17,652)	$(173,341)	$(149,611)
Net realized gains(loss) on investments	83,412	26,931	302,817	(566,167)
Change in net unrealized appreciation(depreciation) on investments	94,432	570,397	1,312,375	5,528,178

Net Change in Net Assets Resulting from Operations	127,138	579,676	1,441,851	4,812,400

Unit Transactions
Proceeds from units issued	293,380	312,846	714,152	1,126,302
Death benefits	(17,548)	(2,671)	(112,286)	(40,544)
Surrenders and terminations	(642,093)	(271,419)	(1,574,484)	(4,735,001)
Surrender and administrative charges	(461)	(257)	(2,115)	(2,579)
Annuity benefit payments	(1,276)	(306)	(2,516)	(705)
Adjustments to Annuity Reserves	12	(72)	24	(191)
Transfers between subaccounts	1,552,712	2,671,272	(87,201)	1,862,802

Net Change in Net Assets from Unit Transactions	1,184,726	2,709,393	(1,064,426)	(1,789,916)

Net Change in Net Assets	1,311,864	3,289,069	377,425	3,022,484

Net Assets Beginning of Period	3,789,150	500,081	15,910,167	12,887,683

Net Assets End of Period	$5,101,014	$3,789,150	$16,287,592	$15,910,167

	Partner Small Cap Value Subaccount		Small Cap Stock Subaccount
For the year ended, except as indicated[1]	12/31/2004	12/31/2003	12/31/2004	12/31/2003
Operations
Net investment income(loss)	$(78,532)	$(8,408)	$(107,912)	$(44,827)
Net realized gains(loss) on investments	97,500	88,570	225,043	31,158
Change in net unrealized appreciation(depreciation) on investments	1,595,700	313,338	1,820,229	1,527,542

Net Change in Net Assets Resulting from Operations	1,614,668	393,500	1,937,360	1,513,873

Unit Transactions
Proceeds from units issued	620,954	365,586	773,587	454,549
Death benefits	(45,509)	(540)	(24,436)	(7,691)
Surrenders and terminations	(503,820)	(46,463)	(818,929)	(280,189)
Surrender and administrative charges	(365)	(39)	(683)	(572)
Annuity benefit payments	(2,040)	(259)	(1,070)	(50)
Adjustments to Annuity Reserves	(175)	(84)	8	20
Transfers between subaccounts	8,356,130	2,276,877	5,185,249	2,852,282

Net Change in Net Assets from Unit Transactions	8,425,175	2,595,078	5,113,726	3,018,349

Net Change in Net Assets	10,039,843	2,988,578	7,051,086	4,532,222

Net Assets Beginning of Period	2,988,578	—	6,741,194	2,208,972

Net Assets End of Period	$13,028,421	$2,988,578	$13,792,280	$6,741,194

	Small Cap Index Subaccount		Mid Cap Growth Subaccount
For the year ended, except as indicated[1]	12/31/2004	12/31/2003	12/31/2004	12/31/2003
Operations
Net investment income(loss)	$(137,438)	$(73,592)	$(3,784,177)	$(2,563,188)
Net realized gains(loss) on investments	405,970	2,136	(3,627,876)	(9,933,607)
Change in net unrealized appreciation(depreciation) on investments	3,440,518	3,246,411	45,727,157	81,289,969

Net Change in Net Assets Resulting from Operations	3,709,050	3,174,955	38,315,104	68,793,174

Unit Transactions
Proceeds from units issued	1,036,322	1,329,383	12,632,294	10,564,686
Death benefits	(56,256)	(7,055)	(2,338,789)	(1,645,420)
Surrenders and terminations	(1,453,706)	(739,752)	(32,365,562)	(22,266,333)
Surrender and administrative charges	(1,247)	(1,280)	(82,328)	(77,822)
Annuity benefit payments	(2,232)	(331)	(327,865)	(65,890)
Adjustments to Annuity Reserves	(79)	(47)	13,961	29,270
Transfers between subaccounts	5,547,428	5,503,365	114,888,837	(4,899,359)

Net Change in Net Assets from Unit Transactions	5,070,230	6,084,283	92,420,548	(18,360,868)

Net Change in Net Assets	8,779,280	9,259,238	130,735,652	50,432,306

Net Assets Beginning of Period	14,607,653	5,348,415	266,131,882	215,699,576

Net Assets End of Period	$23,386,933	$14,607,653	$396,867,534	$266,131,882

[1]	Certain subaccounts commenced operations during 2003 as disclosed in the accompanying notes.

The accompanying notes are an integral part of these financial statements

THRIVENT VARIABLE ANNUITY ACCOUNT B

Statements of Changes in Net Assets

	Mid Cap Growth II Subaccount		Mid Cap Stock Subaccount
For the year ended, except as indicated[1]	12/31/2004	12/31/2003	12/31/2004	12/31/2003
Operations
Net investment income(loss)	$(138,763)	$(125,231)	$(54,657)	$(20,007)
Net realized gains(loss) on investments	(45,421)	(1,119,870)	114,267	31,492
Change in net unrealized appreciation(depreciation) on investments	1,888,382	4,745,182	809,995	732,102

Net Change in Net Assets Resulting from Operations	1,704,198	3,500,081	869,605	743,587

Unit Transactions
Proceeds from units issued	568,857	754,975	357,965	308,028
Death benefits	(186,831)	(40,866)	(7,821)	(142,777)
Surrenders and terminations	(1,021,961)	(3,714,884)	(448,101)	(149,323)
Surrender and administrative charges	(1,709)	(2,200)	(431)	(364)
Annuity benefit payments	(4,348)	(1,269)	(784)	(163)
Adjustments to Annuity Reserves	127	203	19	(70)
Transfers between subaccounts	(1,120,852)	1,082,583	2,926,931	1,376,177

Net Change in Net Assets from Unit Transactions	(1,766,717)	(1,921,458)	2,827,778	1,391,508

Net Change in Net Assets	(62,519)	1,578,623	3,697,383	2,135,095

Net Assets Beginning of Period	12,576,250	10,997,627	3,720,019	1,584,924

Net Assets End of Period	$12,513,731	$12,576,250	$7,417,402	$3,720,019

	Mid Cap Index Subaccount		Partner International Stock Subaccount
For the year ended, except as indicated[1]	12/31/2004	12/31/2003	12/31/2004	12/31/2003
Operations
Net investment income(loss)	$(182,288)	$(21,126)	$590,440	$783,761
Net realized gains(loss) on investments	350,805	67,000	(1,618,198)	(9,715,219)
Change in net unrealized appreciation(depreciation) on investments	2,323,918	2,605,848	33,769,368	61,948,262

Net Change in Net Assets Resulting from Operations	2,492,435	2,651,722	32,741,610	53,016,804

Unit Transactions
Proceeds from units issued	1,005,682	1,118,431	10,450,101	9,128,668
Death benefits	—	(15,408)	(1,559,932)	(1,321,569)
Surrenders and terminations	(1,366,483)	(876,160)	(21,846,431)	(18,128,694)
Surrender and administrative charges	(1,080)	(1,043)	(47,709)	(56,268)
Annuity benefit payments	(2,353)	(58)	(200,019)	(57,631)
Adjustments to Annuity Reserves	(272)	(8)	10,335	23,466
Transfers between subaccounts	5,490,416	5,060,643	10,912,070	(8,746,847)

Net Change in Net Assets from Unit Transactions	5,125,910	5,286,397	(2,281,585)	(19,158,875)

Net Change in Net Assets	7,618,345	7,938,119	30,460,025	33,857,929

Net Assets Beginning of Period	13,338,933	5,400,814	228,410,835	194,552,906

Net Assets End of Period	$20,957,278	$13,338,933	$258,870,860	$228,410,835

	Partner All Cap Subaccount		Large Cap Growth Subaccount
For the year ended, except as indicated[1]	12/31/2004	12/31/2003	12/31/2004	12/31/2003
Operations
Net investment income(loss)	$(219,520)	$(200,726)	$(5,823,471)	$(5,312,185)
Net realized gains(loss) on investments	(511,867)	(2,347,407)	(61,065,937)	(92,236,069)
Change in net unrealized appreciation(depreciation) on investments	3,220,206	6,662,553	127,284,738	340,612,855

Net Change in Net Assets Resulting from Operations	2,488,819	4,114,420	60,395,330	243,064,601

Unit Transactions
Proceeds from units issued	1,250,286	1,661,496	37,482,360	38,892,731
Death benefits	(211,986)	(73,466)	(9,920,914)	(7,923,272)
Surrenders and terminations	(1,805,489)	(4,696,691)	(93,962,295)	(92,452,549)
Surrender and administrative charges	(3,793)	(5,265)	(197,252)	(245,385)
Annuity benefit payments	(5,939)	(1,851)	(1,654,256)	(398,388)
Adjustments to Annuity Reserves	531	386	66,019	179,596
Transfers between subaccounts	(1,716,109)	(823,029)	(52,253,385)	(44,626,113)

Net Change in Net Assets from Unit Transactions	(2,492,499)	(3,938,420)	(120,439,723)	(106,573,380)

Net Change in Net Assets	(3,680)	176,000	(60,044,393)	136,491,221

Net Assets Beginning of Period	22,424,080	22,248,080	1,053,123,017	916,631,796

Net Assets End of Period	$22,420,400	$22,424,080	$993,078,624	$1,053,123,017

[1]	Certain subaccounts commenced operations during 2003 as disclosed in the accompanying notes.

The accompanying notes are an integral part of these financial statements

THRIVENT VARIABLE ANNUITY ACCOUNT B

Statements of Changes in Net Assets

	Large Cap Growth II Subaccount		Partner Growth Stock Subaccount
For the year ended, except as indicated[1]	12/31/2004	12/31/2003	12/31/2004	12/31/2003
Operations
Net investment income(loss)	$(168,219)	$(158,392)	$(341,550)	$(217,828)
Net realized gains(loss) on investments	(37,749)	(551,836)	243,970	(669,258)
Change in net unrealized appreciation(depreciation) on investments	1,103,018	3,790,618	2,748,350	7,256,116

Net Change in Net Assets Resulting from Operations	897,050	3,080,390	2,650,770	6,369,030

Unit Transactions
Proceeds from units issued	890,923	1,094,881	1,782,817	1,696,626
Death benefits	(117,797)	—	(307,270)	(75,581)
Surrenders and terminations	(1,086,119)	(4,669,785)	(2,805,264)	(5,831,120)
Surrender and administrative charges	(1,673)	(2,328)	(2,781)	(3,656)
Annuity benefit payments	(6,760)	(1,275)	(11,430)	(2,446)
Adjustments to Annuity Reserves	468	233	675	402
Transfers between subaccounts	(1,440,883)	1,166,871	3,329,429	4,428,930

Net Change in Net Assets from Unit Transactions	(1,761,841)	(2,411,403)	1,986,176	213,155

Net Change in Net Assets	(864,791)	668,987	4,636,946	6,582,185

Net Assets Beginning of Period	15,907,291	15,238,304	29,034,003	22,451,818

Net Assets End of Period	$15,042,500	$15,907,291	$33,670,949	$29,034,003

	Large Cap Value Subaccount		Large Cap Stock Subaccount
For the year ended, except as indicated[1]	12/31/2004	12/31/2003	12/31/2004	12/31/2003
Operations
Net investment income(loss)	$(966,716)	$11,504	$(398,800)	$(37,444)
Net realized gains(loss) on investments	174,042	(811,826)	72,229	6,291
Change in net unrealized appreciation(depreciation) on investments	12,023,160	16,311,106	3,299,553	2,945,621

Net Change in Net Assets Resulting from Operations	11,230,486	15,510,784	2,972,982	2,914,468

Unit Transactions
Proceeds from units issued	4,980,521	5,399,742	2,499,540	3,274,421
Death benefits	(533,431)	(203,721)	(282,338)	(142,625)
Surrenders and terminations	(7,067,934)	(8,664,129)	(3,017,939)	(894,748)
Surrender and administrative charges	(8,730)	(10,614)	(1,990)	(1,496)
Annuity benefit payments	(45,129)	(8,188)	(7,845)	(2,543)
Adjustments to Annuity Reserves	10,159	1,678	384	(444)
Transfers between subaccounts	14,133,591	10,075,365	17,597,425	14,765,155

Net Change .in Net Assets from Unit Transactions	11,469,047	6,590,133	16,787,237	16,997,720

Net Change in Net Assets	22,699,533	22,100,917	19,760,219	19,912,188

Net Assets Beginning of Period	79,125,860	57,024,943	26,622,428	6,710,240

Net Assets End of Period	$101,825,393	$79,125,860	$46,382,647	$26,622,428

	Large Cap Index Subaccount		Real Estate Securities Subaccount
For the year ended, except as indicated[1]	12/31/2004	12/31/2003	12/31/2004	12/31/2003
Operations
Net investment income(loss)	$(46,439)	$(21,639)	$(227,394)	$161,223
Net realized gains(loss) on investments	157,463	(24,789)	105,980	84,542
Change in net unrealized appreciation(depreciation) on investments	3,360,432	4,067,109	7,124,736	909,419

Net Change in Net Assets Resulting from Operations	3,471,456	4,020,681	7,003,322	1,155,184

Unit Transactions
Proceeds from units issued	2,656,041	2,233,409	2,423,420	1,123,383
Death benefits	(182,789)	(20,054)	(127,915)	(226,750)
Surrenders and terminations	(2,929,163)	(1,546,898)	(1,755,344)	31,009
Surrender and administrative charges	(1,886)	(1,597)	(976)	(144)
Annuity benefit payments	(6,687)	(1,574)	(13,106)	(1,896)
Adjustments to Annuity Reserves	(69)	(3)	(469)	(872)
Transfers between subaccounts	14,606,595	12,218,612	16,820,834	8,548,343

Net Change in Net Assets from Unit Transactions	14,142,042	12,881,895	17,346,444	9,473,073

Net Change in Net Assets	17,613,498	16,902,576	24,349,766	10,628,257

Net Assets Beginning of Period	25,843,186	8,940,610	10,628,257	—

Net Assets End of Period	$43,456,684	$25,843,186	$34,978,023	$10,628,257

[1]	Certain subaccounts commenced operations during 2003 as disclosed in the accompanying notes.

The accompanying notes are an integral part of these financial statements

THRIVENT VARIABLE ANNUITY ACCOUNT B

Statements of Changes in Net Assets

	Balanced Subaccount		High Yield Subaccount
For the year ended, except as indicated[1]	12/31/2004	12/31/2003	12/31/2004	12/31/2003
Operations
Net investment income(loss)	$216,389	$177,655	$27,383,408	$29,443,644
Net realized gains(loss) on investments	114,972	14,061	(29,210,754)	(34,503,683)
Change in net unrealized appreciation(depreciation) on investments	1,470,107	2,113,684	34,970,560	91,927,380

Net Change in Net Assets Resulting from Operations	1,801,468	2,305,400	33,143,214	86,867,341

Unit Transactions
Proceeds from units issued	1,909,999	2,096,392	14,844,278	16,268,632
Death benefits	(164,859)	(175,734)	(5,365,119)	(4,488,156)
Surrenders and terminations	(2,236,833)	(1,188,454)	(38,559,592)	(40,327,678)
Surrender and administrative charges	(1,846)	(1,809)	(51,573)	(64,808)
Annuity benefit payments	(18,727)	(2,470)	(760,876)	(160,261)
Adjustments to Annuity Reserves	(240)	51	58,826	94,505
Transfers between subaccounts	7,715,047	7,717,022	(14,096,106)	(8,637,831)

Net Change in Net Assets from Unit Transactions	7,202,541	8,444,998	(43,930,162)	(37,315,597)

Net Change in Net Assets	9,004,009	10,750,398	(10,786,948)	49,551,744

Net Assets Beginning of Period	20,456,654	9,706,256	398,019,612	348,467,868

Net Assets End of Period	$29,460,663	$20,456,654	$387,232,664	$398,019,612

	High Yield II Subaccount		Income Subaccount
For the year ended, except as indicated[1]	12/31/2004	12/31/2003	12/31/2004	12/31/2003
Operations
Net investment income(loss)	$587,127	$416,628	$14,648,503	$17,646,581
Net realized gains(loss) on investments	118,459	55,731	3,128,528	2,820,261
Change in net unrealized appreciation(depreciation) on investments	(13,321)	861,148	(2,333,006)	16,686,847

Net Change in Net Assets Resulting from Operations	692,265	1,333,507	15,444,025	37,153,689

Unit Transactions
Proceeds from units issued	715,122	789,049	13,053,213	17,981,591
Death benefits	(74,225)	(22,284)	(7,194,656)	(7,565,709)
Surrenders and terminations	(1,223,470)	(716,278)	(50,493,943)	(62,556,995)
Surrender and administrative charges	(444)	(411)	(47,645)	(65,654)
Annuity benefit payments	(13,100)	(2,900)	(989,819)	(193,278)
Adjustments to Annuity Reserves	729	(1,178)	86,392	29,179
Transfers between subaccounts	1,697,387	4,430,619	(38,334,504)	(44,820,367)

Net Change in Net Assets from Unit Transactions	1,101,999	4,476,617	(83,920,962)	(97,191,233)

Net Change in Net Assets	1,794,264	5,810,124	(68,476,937)	(60,037,544)

Net Assets Beginning of Period	9,256,990	3,446,866	487,041,577	547,079,121

Net Assets End of Period	$11,051,254	$9,256,990	$418,564,640	$487,041,577

	Bond Index Subaccount		Limited Maturity Bond Subaccount
For the year ended, except as indicated[1]	12/31/2004	12/31/2003	12/31/2004	12/31/2003
Operations
Net investment income(loss)	$792,732	$765,382	$1,421,728	$1,559,767
Net realized gains(loss) on investments	61,141	11,979	225,128	1,422,980
Change in net unrealized appreciation(depreciation) on investments	(154,506)	(219,932)	(1,007,043)	(151,490)

Net Change in Net Assets Resulting from Operations	699,367	557,429	639,813	2,831,257

Unit Transactions
Proceeds from units issued	1,918,362	3,344,509	5,111,928	7,392,021
Death benefits	(228,579)	(157,605)	(764,375)	(640,242)
Surrenders and terminations	(2,684,665)	(2,635,523)	(8,171,939)	(28,112,759)
Surrender and administrative charges	(1,664)	(1,828)	(7,025)	(9,430)
Annuity benefit payments	(19,227)	(4,793)	(78,414)	(12,781)
Adjustments to Annuity Reserves	771	(501)	29,601	(977)
Transfers between subaccounts	2,083,990	5,686,942	5,643,363	2,514,735

Net Change in Net Assets from Unit Transactions	1,068,988	6,231,201	1,763,139	(18,869,433)

Net Change in Net Assets	1,768,355	6,788,630	2,402,952	(16,038,176)

Net Assets Beginning of Period	25,133,253	18,344,623	80,806,938	96,845,114

Net Assets End of Period	$26,901,608	$25,133,253	$83,209,890	$80,806,938

[1]	Certain subaccounts commenced operations during 2003 as disclosed in the accompanying notes.

The accompanying notes are an integral part of these financial statements

THRIVENT VARIABLE ANNUITY ACCOUNT B

Statements of Changes in Net Assets

	Mortgage Securities Subaccount		Money Market Subaccount
For the year ended, except as indicated[1]	12/31/2004	12/31/2003	12/31/2004	12/31/2003
Operations
Net investment income(loss)	$196,952	$36,858	$(138,935)	$(358,227)
Net realized gains(loss) on investments	(178)	(561)	—	—
Change in net unrealized appreciation(depreciation) on investments	5,012	30,801	—	—

Net Change in Net Assets Resulting from Operations	201,786	67,098	(138,935)	(358,227)

Unit Transactions
Proceeds from units issued	629,087	905,903	8,937,522	11,500,602
Death benefits	(36,389)	(9,856)	(1,010,772)	(1,552,067)
Surrenders and terminations	(566,768)	(139,345)	(17,973,662)	(29,716,772)
Surrender and administrative charges	(300)	(60)	(12,296)	(18,878)
Annuity benefit payments	(303)	—	(97,469)	(23,995)
Adjustments to Annuity Reserves	(11)	—	(30,617)	695
Transfers between subaccounts	3,122,348	4,217,827	(22,810,062)	(59,296,835)

Net Change in Net Assets from Unit Transactions	3,147,664	4,974,469	(32,997,356)	(79,107,250)

Net Change in Net Assets	3,349,450	5,041,567	(33,136,291)	(79,465,477)

Net Assets Beginning of Period	5,041,567	—	106,369,298	185,834,775

Net Assets End of Period	$8,391,017	$5,041,567	$73,233,007	$106,369,298

[1]	Certain subaccounts commenced operations during 2003 as disclosed in the accompanying notes.

The accompanying notes are an integral part of these financial statements

THRIVENT VARIABLE ANNUITY ACCOUNT B

Notes to Financial Statements

December 31, 2004

(1) ORGANIZATION

The Thrivent Variable Annuity Account B (the Variable Account), is registered as a unit investment trust under the

Investment Companies Act of 1940, and is a separate account of Thrivent Financial for Lutherans (Thrivent Financial).

The Variable Account contains twenty-six subaccounts each of which invests in a corresponding portfolio of the

Thrivent Series Fund, Inc. (each a Fund and collectively the Funds) as follows:

Subaccount	Series
Technology (e)	Thrivent Series Fund, Inc. - Technology Portfolio
Partner Small Cap Growth	Thrivent Series Fund, Inc. - Partner Small Cap Growth Portfolio
Partner Small Cap Value (c)	Thrivent Series Fund, Inc. - Partner Small Cap Value Portfolio
Small Cap Stock (d)	Thrivent Series Fund, Inc. - Small Cap Stock Portfolio
Small Cap Index (d)	Thrivent Series Fund, Inc. - Small Cap Index Portfolio
Mid Cap Growth	Thrivent Series Fund, Inc. - Mid Cap Growth Portfolio (b)
Mid Cap Growth II	Thrivent Series Fund, Inc. - Mid Cap Growth II Portfolio
Mid Cap Stock (d)	Thrivent Series Fund, Inc. - Mid Cap Stock Portfolio
Mid Cap Index (d)	Thrivent Series Fund, Inc. - Mid Cap Index Portfolio
Partner International Stock	Thrivent Series Fund, Inc. - Partner International Stock Portfolio (a )
Partner All Cap	Thrivent Series Fund, Inc. - Partner All Cap Portfolio
Large Cap Growth	Thrivent Series Fund, Inc. - Large Cap Growth Portfolio
Large Cap Growth II	Thrivent Series Fund, Inc. - Large Cap Growth II Portfolio
Partner Growth Stock	Thrivent Series Fund, Inc. - Partner Growth Stock Portfolio
Large Cap Value	Thrivent Series Fund, Inc. - Large Cap Value Portfolio
Large Cap Stock (d)	Thrivent Series Fund, Inc. - Large Cap Stock Portfolio
Large Cap Index (d)	Thrivent Series Fund, Inc. - Large Cap Index Portfolio
Real Estate Securities (c)	Thrivent Series Fund, Inc. - Real Estate Securities Portfolio
Balanced (e)	Thrivent Series Fund, Inc. - Balanced Portfolio
High Yield	Thrivent Series Fund, Inc. - High Yield Portfolio
High Yield Bond II (e)	Thrivent Series Fund, Inc. - High Yield II Portfolio
Income	Thrivent Series Fund, Inc. - Income Portfolio
Bond Index (e)	Thrivent Series Fund, Inc. - Bond Index Portfolio
Limited Maturity Bond	Thrivent Series Fund, Inc. - Limited Maturity Bond Portfolio
Mortgage Securities (c)	Thrivent Series Fund, Inc. - Mortgage Securities Portfolio
Money Market	Thrivent Series Fund, Inc. - Money Market Portfolio

(a)	AAL Series Fund. - International Portfolio merged into the Thrivent Series Fund Inc. - Partner International Stock Portfolio as of April 30, 2004.

(b)	LB Series Fund. - Opportunity Growth Portfolio merged into the Thrivent Series Fund Inc. - Mid Cap Growth Portfolio as of April 30, 2004.

(c)	Since Inception, April 30, 2003

(d)	Since Inception, April 25, 2003

(e)	Since Inception, April 30, 2002

The Funds are registered under the Investment Company Act of 1940 as diversified open-end investment companies.

The Variable Account is used to fund only flexible premium deferred variable annuity contracts issued by Thrivent Financial. Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the other assets and liabilities of Thrivent Financial. The assets of the Variable Account will not be charged with any liabilities arising out of any other business conducted by the life insurance operations of Thrivent Financial.

A fixed account investment option is available for contract owners of the flexible premium deferred variable annuity.

Assets of the fixed account are combined with the general assets of Thrivent Financial and invested by Thrivent Financial as allowed by applicable law. Accordingly, the fixed account assets are not included in the Variable Account financial statements.

(2) SIGNIFICANT ACCOUNTING POLICIES

Investments

The investments in shares of the Funds are stated at fair value which is the closing net asset value per share as determined by the Fund. The cost of shares sold and redeemed is determined on the average cost method. Dividend distributions received from the Fund are reinvested in additional shares of the Fund and recorded as income by the Variable Account on the ex-dividend date.

Federal Income Taxes

Thrivent Financial qualifies as a tax-exempt organization under the Internal Revenue Code. Accordingly, no provision for income taxes has been charged against the Variable Account. Thrivent Financial reserves the right to charge for taxes in the future should Thrivent Financial’s tax status change.

THRIVENT VARIABLE ANNUITY ACCOUNT B

Notes to Financial Statements (continued)

(2) SIGNIFICANT ACCOUNTING POLICIES - continued

Annuity Reserves

Annuity reserves, represented as reserves for contracts in annuity payout period in the statement of assets and liabilities, are computed for currently payable contracts according to the 1983 Table A mortality table and the 2000 IAM mortality table. The assumed interest is 3.5 percent. Changes to annuity reserves are based on actual mortality and risk experience. If the reserves required are less than the original estimated reserve amount held in the Variable Account, the excess is reimbursed to Thrivent Financial. If additional reserves are required, Thrivent Financial reimburses the Variable Account.

Other

The preparation of financial statements in conformity with U.S generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Reclassification

Certain amounts in the prior year financial statements have been reclassified to conform with the current year presentation.

(3) EXPENSE CHARGES

Proceeds received by the Variable Account for units issued represent gross contract premiums received by Thrivent Financial. No charge for sales distribution expense is deducted from premiums received.

A surrender charge is deducted by Thrivent Financial if a contract is surrendered in whole or in part during the first six years the contract is in force. The surrender charge is 6% during the first contract year, and decreases by 1% each subsequent contract year. For purposes of the surrender charge calculation, up to 10% of a contract's accumulated value may be excluded from the calculation each year. This charge is deducted by redeeming units of the subaccounts of the Variable Account.

An annual administrative charge of $30 is deducted on each contract anniversary from the accumulated value of the contract to compensate Thrivent Financial for administrative expenses relating to the contract and the Variable Account. This charge is deducted by redeeming units of the subaccounts of the Variable Account. No such charge is deducted from contracts for which total premiums paid, less surrenders, equals or exceeds $5,000. No administrative charge is payable during the annuity period.

A daily charge is deducted from the value of the net assets of the Variable Account to compensate Thrivent Financial for mortality and expense risks assumed in connection with the contract and is equivalent to an annual rate of 1.1% of the average daily net assets of the Variable Account.

Additionally, during the year ended December 31, 2004, management fees were paid indirectly to Thrivent Financial in its capacity as adviser to the Fund. The Fund's advisory agreement provides for fees as a percent of the average net assets for each subaccount, as follows:

Subaccount	% of Average Net Assets
Technology	0.75%
Partner Small Cap Growth	1.00%
Partner Small Cap Value	0.80%
Small Cap Index	0.35%
Small Cap Stock	0.70%
Mid Cap Growth	0.40%
Mid Cap Growth II	0.90%
Mid Cap Stock	0.70%
Mid Cap Index	0.35%
Partner International Stock	0.85%
Partner All Cap	0.95%
Large Cap Growth	0.40%
Large Cap Growth II	0.80%
Partner Growth Stock	0.80%
Large Cap Value	0.60%
Large Cap Stock	0.65%
Large Company Index	0.35%
Real Estate Securities	0.80%
Balanced	0.35%
High Yield	0.40%
High Yield II	0.40%
Income	0.40%
Bond Index	0.35%
Limited Maturity Bond	0.40%
Mortgage Securities	0.50%
Money Market	0.40%

THRIVENT VARIABLE ANNUITY ACCOUNT B

Notes to Financial Statements (continued)

(4) UNIT ACTIVITY

Transactions in units (including transfers among subaccounts) were as follows:

	Technology	Partner Small Cap Growth	Partner Small Cap Value	Small Cap Stock	Small Cap Index	Mid Cap Growth
Units outstanding at December 31, 2002	68,971	1,692,220	—	286,454	694,625	20,073,625
Units issued	402,783	801,169	249,237	573,984	1,203,841	4,436,790
Units redeemed	(124,035)	(1,031,240)	(37,729)	(230,271)	(518,350)	(6,104,298)

Units outstanding at December 31, 2003	347,719	1,462,149	211,508	630,167	1,380,116	18,406,117
Units issued	653,631	836,057	1,182,974	1,214,220	1,648,798	14,472,329
Units redeemed	(552,391)	(940,481)	(635,152)	(768,322)	(1,199,966)	(8,002,658)

Units outstanding at December 31, 2004	448,960	1,357,725	759,331	1,076,065	1,828,948	24,875,787

	Mid Cap Growth II	Mid Cap Stock	Mid Cap Index	Partner International Stock	Partner All Cap	Large Cap Growth
Units outstanding at December 31, 2002	1,856,360	196,125	674,861	21,400,694	3,528,929	25,285,543
Units issued	781,812	295,903	995,963	4,622,024	1,198,042	4,251,152
Units redeemed	(1,076,076)	(141,532)	(428,298)	(6,683,279)	(1,825,822)	(7,049,793)

Units outstanding at December 31, 2003	1,562,096	350,496	1,242,526	19,339,439	2,901,149	22,486,902
Units issued	590,758	581,535	1,790,542	7,056,233	937,379	3,338,710
Units redeemed	(800,528)	(328,930)	(1,331,433)	(7,244,009)	(1,257,810)	(5,944,900)

Units outstanding at December 31, 2004	1,352,327	603,101	1,701,636	19,151,662	2,580,719	19,880,712

	Large Cap Growth II	Partner Growth Stock	Large Cap Value	Large Cap Stock	Large Cap Index	Real Estate Securities
Units outstanding at December 31, 2002	2,076,730	2,899,125	7,340,282	823,141	1,082,325	—
Units issued	1,359,953	1,878,536	5,198,494	2,811,421	2,293,771	1,003,377
Units redeemed	(1,654,551)	(1,890,597)	(4,454,916)	(925,915)	(912,770)	(190,007)

Units outstanding at December 31, 2003	1,782,132	2,887,064	8,083,860	2,708,647	2,463,326	813,370
Units issued	613,575	2,245,301	5,652,432	4,800,196	3,569,201	2,760,058
Units redeemed	(832,220)	(2,053,232)	(4,524,535)	(3,099,848)	(2,240,307)	(1,567,547)

Units outstanding at December 31, 2004	1,563,487	3,079,133	9,211,758	4,408,996	3,792,220	2,005,881

	Balanced	High Yield	High Yield II	Income	Bond Index	Limited Maturity Bond
Units outstanding at December 31, 2002	1,038,102	17,287,833	347,958	20,314,116	1,694,515	9,283,291
Units issued	1,540,458	3,722,411	759,150	4,542,893	2,097,473	6,046,254
Units redeemed	(688,713)	(5,437,353)	(361,466)	(8,054,694)	(1,529,683)	(7,873,414)

Units outstanding at December 31, 2003	1,889,847	15,572,891	745,642	16,802,315	2,262,305	7,456,131
Units issued	1,906,319	2,736,862	658,113	2,417,089	1,850,375	5,426,524
Units redeemed	(1,245,626)	(4,437,436)	(571,264)	(5,316,348)	(1,756,924)	(5,263,677)

Units outstanding at December 31, 2004	2,550,541	13,872,317	832,491	13,903,056	2,355,756	7,618,978

	Mortgage Securities	Money Market
Units outstanding at December 31, 2002	—	101,665,254
Units issued	1,026,028	50,374,787
Units redeemed	(530,611)	(93,944,486)

Units outstanding at December 31, 2003	495,417	58,095,555
Units issued	991,030	28,979,359
Units redeemed	(686,575)	(47,203,590)

Units outstanding at December 31, 2004	799,872	39,871,323

THRIVENT VARIABLE ANNUITY ACCOUNT B

Notes to Financial Statements (continued)

(5) PURCHASES AND SALES OF INVESTMENTS

The aggregate costs of purchases and proceeds from sales of investments in the Funds for the year ended December 31, 2004 were as follows:

Subaccount	Purchases	Sales
Technology	$2,334,245	$1,200,239
Partner Small Cap Growth	1,765,175	3,002,966
Partner Small Cap Value	8,967,194	561,644
Small Cap Stock	5,865,786	756,499
Small Cap Index	6,786,910	1,854,039
Mid Cap Growth	140,949,598	52,327,189
Mid Cap Growth II	882,843	2,788,451
Mid Cap Stock	3,323,486	510,324
Mid Cap Index	7,059,437	2,107,724
Partner International Stock	12,148,824	13,850,304
Partner All Cap	1,144,772	3,857,321
Large Cap Growth	9,612,974	135,942,188
Large Cap Growth II	1,143,104	3,073,631
Partner Growth Stock	4,551,765	2,907,814
Large Cap Value	12,984,835	2,492,664
Large Cap Stock	17,816,424	1,428,371
Large Cap Index	15,537,634	1,441,963
Real Estate Securities	17,798,651	617,133
Balanced	9,121,919	1,702,750
High Yield	33,730,195	50,335,776
High Yield II	3,606,565	1,918,167
Income	20,685,574	90,044,425
Bond Index	6,009,025	4,054,517
Limited Maturity Bond	12,137,464	8,849,305
Mortgage Securities	4,235,600	886,095
Money Market	14,461,912	47,567,587

THRIVENT VARIABLE ANNUITY ACCOUNT B

Notes to Financial Statements (continued)

(6) UNIT VALUES

A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios and total return ratios for each of the four years in the period ended December 31, 2004, except as indicated in Note 1, follows:

Subaccount	2004	2003	2002	2001
Technology
Units	448,960	347,719	68,971
Unit value	$11.26	$10.86	$7.25
Net assets	$5,101,014	$3,789,150	$500,081
Ratio of expenses to net assets (a)	1.10%	1.10%	1.10%
Investment income ratio (b)	0.00%	0.00%	0.00%
Total Return (c)	3.70%	49.71%	(27.49)%

Partner Small Cap Growth
Units	1,357,725	1,462,149	1,692,220	426,759
Unit value	$11.92	$10.82	$7.61	$10.54
Net assets	$16,287,592	$15,910,167	$12,887,683	$4,497,962
Ratio of expenses to net assets (a)	1.10%	1.10%	1.10%	1.10%
Investment income ratio (b)	0.00%	0.00%	0.00%	0.00%
Total Return (c)	10.10%	42.26%	(27.82)%	5.4%

Partner Small Cap Value
Units	759,331	211,508
Unit value	$16.99	$14.05
Net assets	$13,028,421	$2,988,577
Ratio of expenses to net assets (a)	1.10%	1.10%
Investment income ratio (b)	0.00%	0.09%
Total Return (c)	20.92%	40.51%

Small Cap Stock
Units	1,076,065	630,167	286,454
Unit value	$12.79	$10.69	$7.71
Net assets	$13,792,280	$6,741,194	$2,208,972
Ratio of expenses to net assets (a)	1.10%	1.10%	1.10%
Investment income ratio (b)	0.00%	0.01%	0.00%
Total Return (c)	19.61%	38.66%	(22.88)%

Small Cap Index
Units	1,828,948	1,380,116	694,625
Unit value	$12.70	$10.52	$7.69
Net assets	$23,386,933	$14,607,653	$5,348,415
Ratio of expenses to net assets (a)	1.10%	1.10%	1.10%
Investment income ratio (b)	0.34%	0.29%	0.01%
Total Return (c)	20.76%	36.65%	(23.03)%

Mid Cap Growth
Units	24,875,787	18,406,117	20,073,625	21,999,035
Unit value	$15.76	$14.31	$10.64	$14.56
Net assets	$396,867,534	$266,131,882	$215,699,576	$322,807,552
Ratio of expenses to net assets (a)	1.10%	1.10%	1.10%	1.10%
Investment income ratio (b)	0.00%	0.00%	0.15%	0.43%
Total Return (c)	10.14%	34.44%	(26.90)%	(20.63)%

THRIVENT VARIABLE ANNUITY ACCOUNT B

Notes to Financial Statements (continued)

(6) UNIT VALUES - continued

Subaccount	2004	2003	2002	2001
Mid Cap Growth II
Units	1,352,327	1,562,096	1,856,360	448,117
Unit value	$9.23	$8.01	$5.90	$10.59
Net assets	$12,513,731	$12,576,250	$10,997,627	$4,745,352
Ratio of expenses to net assets (a)	1.10%	1.10%	1.10%	1.10%
Investment income ratio (b)	0.00%	0.00%	0.00%	0.00%
Total Return (c)	15.13%	35.84%	(44.28)%	5.90%

Mid Cap Stock
Units	603,101	350,496	196,125
Unit value	$12.25	$10.57	$8.08
Net assets	$7,417,402	$3,720,019	$1,584,924
Ratio of expenses to net assets (a)	1.10%	1.10%	1.10%
Investment income ratio (b)	0.00%	0.30%	0.54%
Total Return (c)	15.95%	30.83%	(19.22)%

Mid Cap Index
Units	1,701,636	1,242,526	674,861
Unit value	$12.22	$10.67	$8.00
Net assets	$20,957,278	$13,338,933	$5,400,814
Ratio of expenses to net assets (a)	1.10%	1.10%	1.10%
Investment income ratio (b)	0.00%	0.85%	0.97%
Total Return (c)	14.49%	33.33%	(19.97)%

Partner International Stock
Units	19,151,662	19,339,439	21,400,694	23,248,744
Unit value	$13.37	$11.69	$9.01	$11.03
Net assets	$258,870,860	$228,410,835	$194,552,906	$258,869,454
Ratio of expenses to net assets (a)	1.10%	1.10%	1.10%	1.10%
Investment income ratio (b)	1.36%	1.50%	0.50%	0.38%
Total Return (c)	14.38%	29.83%	(18.34)%	(21.91)%

Partner All Cap
Units	2,580,719	2,901,149	3,528,929	502,341
Unit value	$8.63	$7.67	$6.28	$10.30
Net assets	$22,420,400	$22,424,080	$22,248,080	$5,174,297
Ratio of expenses to net assets (a)	1.10%	1.10%	1.10%	1.10%
Investment income ratio (b)	0.08%	0.15%	0.00%	0.00%
Total Return (c)	12.39%	22.17%	(39.01)%	3.00%

Large Cap Growth
Units	19,880,712	22,486,902	25,285,543	30,408,734
Unit value	$49.07	$46.08	$35.70	$51.57
Net assets	$993,078,624	$1,053,123,017	$916,631,796	$1,587,984,348
Ratio of expenses to net assets (a)	1.10%	1.10%	1.10%	1.10%
Investment income ratio (b)	0.52%	0.54%	0.61%	0.22%
Total Return (c)	6.50%	29.06%	(30.77)%	(20.03)%

Large Cap Growth II
Units	1,563,487	1,782,132	2,076,730	471,010
Unit value	$9.46	$8.89	$7.32	$10.08
Net assets	$15,042,500	$15,907,291	$15,238,304	$4,747,549
Ratio of expenses to net assets (a)	1.10%	1.10%	1.10%	1.10%
Investment income ratio (b)	0.00%	0.08%	0.12%	0.00%
Total Return (c)	6.38%	21.41%	(27.34)%	0.80%

THRIVENT VARIABLE ANNUITY ACCOUNT B

Notes to Financial Statements (continued)

(6) UNIT VALUES - continued

Subaccount	2004	2003	2002	2001
Partner Growth Stock
Units	3,079,133	2,887,064	2,899,125	504,103
Unit value	$10.87	$10.00	$7.71	$10.15
Net assets	$33,670,949	$29,034,003	$22,451,818	$5,118,577
Ratio of expenses to net assets (a)	1.10%	1.10%	1.10%	1.10%
Investment income ratio (b)	0.00%	0.00%	0.21%	0.00%
Total Return (c)	8.74%	29.61%	(24.04)%	1.54%

Large Cap Value
Units	9,211,758	8,083,860	7,340,282	557,003
Unit value	$10.97	$9.72	$7.73	$10.13
Net assets	$101,825,393	$79,125,860	$57,024,943	$5,645,166
Ratio of expenses to net assets (a)	1.10%	1.10%	1.10%	1.10%
Investment income ratio (b)	0.00%	1.12%	1.41%	0.00%
Total Return (c)	12.88%	25.69%	(23.70)%	1.35%

Large Cap Stock
Units	4,408,996	2,708,647	823,141
Unit value	$10.46	$9.74	$8.12
Net assets	$46,382,647	$26,622,428	$6,710,240
Ratio of expenses to net assets (a)	1.10%	1.10%	1.10%
Investment income ratio (b)	0.00%	0.84%	1.05%
Total Return (c)	7.30%	20.03%	(18.83)%

Large Cap Index
Units	3,792,220	2,463,326	1,082,325
Unit value	$11.38	$10.41	$8.21
Net assets	$43,456,684	$25,843,186	$8,940,610
Ratio of expenses to net assets (a)	1.10%	1.10%	1.10%
Investment income ratio (b)	0.97%	0.96%	0.02%
Total Return (c)	9.34%	26.61%	(17.92)%

Real Estate Securities
Units	2,005,881	813,370
Unit value	$17.26	$12.91
Net assets	$34,978,023	$10,628,257
Ratio of expenses to net assets (a)	1.10%	1.10%
Investment income ratio (b)	0.00%	4.00%
Total Return (c)	33.70%	29.07%

Balanced
Units	2,550,541	1,889,847	1,038,102
Unit value	$11.47	$10.73	$9.26
Net assets	$29,460,663	$20,456,654	$9,706,256
Ratio of expenses to net assets (a)	1.10%	1.10%	1.10%
Investment income ratio (b)	1.97%	2.33%	0.01%
Total Return (c)	6.90%	15.89%	(7.41)%

High Yield
Units	13,872,317	15,572,891	17,287,833	21,241,884
Unit value	$27.32	$25.08	$19.81	$21.93
Net assets	$387,232,664	$398,019,612	$348,467,868	$472,477,584
Ratio of expenses to net assets (a)	1.10%	1.10%	1.10%	1.10%
Investment income ratio (b)	8.15%	9.03%	11.63%	13.00%
Total Return (c)	8.94%	26.60%	(9.65)%	(4.66)%

THRIVENT VARIABLE ANNUITY ACCOUNT B

Notes to Financial Statements (continued)

(6) UNIT VALUES - continued

Subaccount	2004	2003	2002	2001
High Yield II
Units	832,491	745,642	347,958
Unit value	$13.08	$12.25	$9.87
Net assets	$11,051,254	$9,256,990	$3,446,866
Ratio of expenses to net assets (a)	1.10%	1.10%	1.10%
Investment income ratio (b)	6.90%	7.74%	6.93%
Total Return (c)	6.83%	24.04%	(1.29)%

Income
Units	13,903,056	16,802,315	20,314,116	21,672,281
Unit value	$29.48	$28.46	$26.52	$25.35
Net assets	$418,564,640	$487,041,577	$547,079,121	$557,122,410
Ratio of expenses to net assets (a)	1.10%	1.10%	1.10%	1.10%
Investment income ratio (b)	4.37%	4.47%	5.29%	6.11%
Total Return (c)	3.59%	7.33%	4.59%	6.20%

Bond Index
Units	2,355,756	2,262,305	1,694,515
Unit value	$11.28	$10.98	$10.71
Net assets	$26,901,608	$25,133,253	$18,344,623
Ratio of expenses to net assets (a)	1.10%	1.10%	1.10%
Investment income ratio (b)	4.11%	4.28%	3.64%
Total Return (c)	2.77%	2.45%	7.12%

Limited Maturity Bond
Units	7,618,978	7,456,131	9,283,291	1,780,622
Unit value	$10.82	$10.74	$10.39	$9.93
Net assets	$83,209,890	$80,806,938	$96,845,114	$17,681,945
Ratio of expenses to net assets (a)	1.10%	1.10%	1.10%	1.10%
Investment income ratio (b)	2.85%	2.87%	3.13%	0.25%
Total Return (c)	0.78%	3.33%	4.63%	(0.70)%

Mortgage Securities
Units	799,872	495,417
Unit value	$10.40	$10.11
Net assets	$8,391,017	$5,041,567
Ratio of expenses to net assets (a)	1.10%	1.10%
Investment income ratio (b)	4.01%	2.09%
Total Return (c)	2.88%	1.10%

Money Market
Units	39,871,323	58,095,555	101,665,254	128,732,333
Unit value	$1.81	$1.81	$1.81	$1.81
Net assets	$73,233,007	$106,369,298	$185,834,775	$233,782,791
Ratio of expenses to net assets (a)	1.10%	1.10%	1.10%	1.10%
Investment income ratio (b)	0.94%	0.86%	1.50%	3.74%
Total Return (c)	(0.13)%	(0.27)%	0.39%	2.86%

(a)	These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(b)	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against the contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(c)	These amounts represent the total return for periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of the investment option in the variable account. The total return is calculated for each period indicated or from the inception date through the end of the reporting period.

PART C. OTHER INFORMATION

Item 24.	Financial Statements and Exhibits

(a)	Financial Statements:

Part A:	None.

Part B:	Financial Statements of Depositor. (6)

Financial Statements of Thrivent Variable Annuity Account B. (6)

(b)	Exhibits:

1.	Resolution of the Board of Directors of Lutheran Brotherhood authorizing the establishment of Thrivent Variable Annuity Account B (“Registrant”). (1)

2.	Not Applicable.

3.	Form of Principal Underwriting Agreement between Depositor and Thrivent Investment Management Inc. (3)

4.	Form of Contract. (1)

5.	Contract Application Form. (1)

6.	Articles of Incorporation and Bylaws of Depositor (5)

7.	Not Applicable.

8.	Participation Agreement between the Depositor and the Fund as of December 15, 2003. (5)

9.	Opinion of counsel as to the legality of the securities being registered (including written consent). (6)

10.	Consent of Independent Registered Public Accounting Firm. (6)

11.	Not Applicable.

12.	Not Applicable.

13. (a)	Powers of Attorney for Richard E. Beumer, Dr. Addie J. Butler, John O. Gilbert, Robert H. Hoffman, James M. Hushagen, Richard C. Kessler, Richard C. Lundell, John P. McDaniel, Paul W. Middeke, Bruce J. Nicholson, Paul D. Schrage, Dr. Kurt M. Senske, Dr. Albert K. Siu, Thomas R. Zehnder, and Randall L. Boushek. (2)

(b)	Power of Attorney for Adrian M. Tocklin (4)

(1)	Incorporated by reference from Post-Effective Amendment No. 8 to the registration statement of LB Variable Annuity Account I, file no. 33-67012, filed April 30, 1998.

(2)	Incorporated by reference from the initial registration statement on Form N-4 of Thrivent Variable Annuity Account I, Registration No. 333-89488, filed on May 31, 2002.

1

(3)	Incorporated by reference from the Pre-Effective Amendment No. 1 to the registration statement on Form N-4 of Thrivent Variable Annuity Account I, file no. 333-89488, filed on April October 1, 2002.

(4)	Incorporated by reference from the initial registration statement on Form N-6 of Thrivent Variable Life Account I, file No. 333-103454, filed on February 26, 2003.

(5)	Incorporated by reference from Post-Effective Amendment No. 1 to the registration statement of Thrivent Variable Life Account I, Registration Statement No. 333-103454, filed on April 19, 2004.

(6)	Filed herewith.

Item 25.	Directors and Officers of the Depositor

The directors, executive officers and, to the extent responsible for variable annuity operations, other officers of Depositor, are listed below. Unless otherwise noted, their principal business address is 625 Fourth Avenue South, Minneapolis, Minnesota 55415.

Name and Principal Business Address	Positions and Offices with Depositor
John O. Gilbert	Chairman of the Board

Bruce J. Nicholson	Director, President & CEO

Richard E. Beumer 13013 Wheatfield Farm Road Town & Country, Missouri 63141	Director

Dr. Addie J. Butler Community College of Philadelphia 1700 Spring Garden Street Philadelphia, Pennsylvania 19130	Director

Robert H. Hoffman Taylor Corporation 1725 Roe Crest Drive P.O. Box 37208 North Mankato, Minnesota 56002-3728	Director

James M. Hushagen Eisenhower & Carlson, PLLC 1201 Pacific Avenue, Suite 1200 Edgewood, Washington 98402-4395	Director

Richard C. Kessler The Kessler Enterprise, Inc. 7380 Sand Lake Road, Suite 120 Orlando, Florida 32819	Director

Timothy J. Lehman Kimberly-Clark 2001 Marathon Avenue Neenah, Wisconsin 54956	Director

Richard C. Lundell 7341 Dogwood Excelsior, Minnesota 55331	Director

John P. McDaniel MedStar Health 5565 Sterrett Place Columbia, Maryland 21044	Director

2

Paul W. Middeke The Lutheran Church - Missouri Synod Worker Benefit Plans 1333 South Kirwood Road St. Louis, Missouri 63121	Director

Paul D. Schrage 42237 N. 112th Place Scottsdale, Arizona 85262	Director

Dr. Kurt M. Senske Lutheran Social Services 8305 Cross Park Drive Austin, Texas 78714	Director

Dr. Albert Siu Gile@Learning LLC 23 North Gate Road Mendham, New Jersey 07945	Director

Adrian M. Tocklin 4961 Bacopa Lane, Suite 801 St. Petersburg, Florida 33715	Director

Rev. Thomas R. Zehnder 6308 Chiswick Park Williamsburg, Virginia 23188-6368	Director

Pamela J. Moret	Executive Vice President, Strategic Planning, Marketing and Products

Jon M. Stellmacher 4321 North Ballard Road Appleton, Wisconsin 54919	Executive Vice President, Chief Administrative Officer

David M. Anderson 4321 North Ballard Road Appleton, WI 54919	Senior Vice President, Financial Services Operations

Teresa J. Rasmussen	Senior Vice President, General Counsel and Secretary

Bradford L. Hewitt	Senior Vice President, Fraternal Operations

Jennifer H. Martin	Senior Vice President, Human Resources

Frederick A. Ohlde 4321 North Ballard Road Appleton, Wisconsin 54919	Senior Vice President

Larry A. Robbins	Senior Vice President and Chief Information Officer

James A. Thomsen	Senior Vice President, Field Distribution

Marie A. Uhrich	Senior Vice President, Communications

Randall L. Boushek	Senior Vice President and Chief Financial Officer

Nikki L. Sorum	Senior Vice President, Marketing

3

Russell W. Swansen	Senior Vice President - Chief Investment Officer

John E. Hite	Vice President, Associate General Counsel and Chief Compliance Officer

Katie S. Kloster	Vice President and Rule 206(4)-7 Chief Compliance Officer

Item 26.	Persons Controlled by or Under Common Control with Depositor or Registrant

Registrant is a separate account of Depositor. The Depositor is a fraternal benefit society organized under the laws of the State of Wisconsin and is owned by and operated for its members. It has no stockholders and is not subject to the control of any affiliated persons.

The following list shows the relationship of each wholly-owned direct and indirect subsidiary to the Depositor. Financial statements of Thrivent Financial will be filed on a consolidated basis with regard to each of the foregoing entities.

Thrivent Financial Entities Thrivent Financial for Lutherans	Primary Business Fraternal benefit society offering financial services and products	State of Incorporation Wisconsin

Thrivent Financial Holdings, Inc.	Holding Company with no independent operations	Delaware

Thrivent Financial Bank	Federally chartered bank	Federal Charter

Thrivent Investment Management Inc.	Broker-dealer and Investment adviser	Delaware

North Meadows Investment Ltd.	Organized for the purpose of holding and investing in real estate	Wisconsin

Thrivent Service Organization, Inc.	Organized for the purpose of owning bank account withdrawal authorizations	Wisconsin

Thrivent Life Insurance Company	Life insurance company	Minnesota

Thrivent Financial Investor Services Inc.	Transfer agent for Thrivent Mutual Funds	Pennsylvania

Thrivent Property & Casualty Insurance Agency, Inc.	Auto and homeowners insurance agency	Minnesota

Field Agents’ Brokerage Company	Licensed life and health insurance agency	Minnesota

MCB Financial Services, Inc.	Currently not engaged in any form of business	Minnesota

4

Item 27.	Number of Contract Owners

There were 105,836 Contract Owners as of March 31, 2005.

Item 28.	Indemnification

Section 33 of Depositor’s Bylaws; Article VIII the Fund’s Articles of Incorporation; Section 4.01 of the Fund’s First Amended and Restated Bylaws; and Section Eight of Thrivent Investment Mgt.’s Articles of Incorporation, contain provisions requiring the indemnification by Depositor, the Funds, and Thrivent Investment Mgt. of their respective directors, officers and certain other individuals for any liability arising based on their duties as directors, officers or agents of the Depositor, Fund or Thrivent Investment Mgt., unless, in the case of the Fund, such liability arises due to the willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such office.

In addition, Section XII of the Investment Advisory Agreement between the Fund and Depositor contain provisions in which the Funds and Depositor mutually agree to indemnify and hold the other party (including its officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney’s fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party’s gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant, pursuant to the foregoing provisions or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Depositor, the Funds, or Thrivent Investment Mgt. of expenses incurred or paid by a director or officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person of Registrant in connection with the securities being registered, Depositor, the Funds, or Thrivent Investment Mgt. will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.	Principal Underwriter

(a)	Thrivent Investment Mgt., the principal underwriter for the Contracts, also serves as principal underwriter and investment adviser for Thrivent Mutual Funds (a Massachusetts Business Trust offering Class A, Class B and Institutional Class shares).

(b)	Management. The directors and officers of Thrivent Investment Mgt. are listed below. Unless otherwise indicated, the principal business address is 625 Fourth Avenue South, Minneapolis, Minnesota 55415.

Name and Principal Business Address	Positions and Offices with Underwriter

David M. Anderson 4321 North Ballard Road Appleton, WI 54919	Director

Randall L. Boushek	Director

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Nikki L. Sorum	Director and Senior Vice President

James A. Thomsen	Director and President

Russell W. Swansen	Senior Vice President and Chief Investment Officer

Katie S. Kloster	Vice President and Rule 206(4)-7 Chief Compliance Officer

Thomas R. Mischka 4321 North Ballard Road Appleton, Wisconsin 54919-0001	Vice President and Anti-Money Laundering Officer

John E. Hite	Vice President and Chief Compliance Officer

Kurt S. Tureson	Vice President and Chief Financial Officer

Item 30.	Location of Accounts and Records

The accounts and records of Registrant are located at the offices of Depositor at 625 Fourth Avenue South, Minneapolis, Minnesota 55415 and 4321 North Ballard Road, Appleton, Wisconsin 54919.

Item 31.	Management Services

Not Applicable.

Item 32.	Undertakings

Registrant will file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in this Registration Statement are never more than 16 months old for so long as payments under the Contracts may be accepted.

Registrant will include either (1) as part of any application to purchase a Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

Registrant will deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

Registrant understands that the restrictions imposed by Section 403(b)(11) of the Internal Revenue Code conflict with certain sections of the Investment Company Act of 1940 that are applicable to the Contracts. In this regard, Registrant is relying on a no-action letter issued on November 28, 1988 by the Office of Insurance Product and Legal Compliance of the SEC, and the requirements for such reliance have been complied with by Registrant.

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Depositor hereby represents that, as to the individual flexible premium variable annuity contracts that are the subject of this registration statement, File Number 333-76154, that the fees and charges deducted under the contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Thrivent Financial for Lutherans.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis and State of Minnesota on the 20th day of April, 2005.

THRIVENT VARIABLE ANNUITY ACCOUNT B (Registrant)

By	THRIVENT FINANCIAL FOR LUTHERANS (Depositor)

	By	*
Bruce J. Nicholson, President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis and State of Minnesota on the 20th day of April, 2005.

THRIVENT FINANCIAL FOR LUTHERANS (Depositor)

By	*
Bruce J. Nicholson, President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed on the 20th day of April, 2005 by the following directors and officers of Depositor in the capacities indicated:

* Bruce J. Nicholson	President and Chief Executive Officer (Principal Executive Officer)

Randall L. Boushek	Senior Vice President (Chief Financial Officer and Principal Accounting Officer)

A Majority of the Board of Directors:*

Richard E. Beumer	Richard C. Kessler	Paul D. Schrage
Dr. Addie J. Butler	Richard C. Lundell	Dr. Kurt M. Senske
John O. Gilbert	John P. McDaniel	Dr. Albert Siu
Robert H. Hoffman	Paul W. Middeke	Adrian M. Tocklin
James M. Hushagen	Bruce J. Nicholson	Rev. Thomas R. Zehnder

*	John C. Bjork, by signing his name hereto, does hereby sign this document on behalf of each of the above-named directors and officers of Thrivent

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Financial for Lutherans pursuant to a power of attorney duly executed by such persons.

/s/ John C. Bjork
John C. Bjork, Attorney-in-Fact

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INDEX TO EXHIBITS

THRIVENT VARIABLE ANNUITY ACCOUNT I

EXHIBIT NO.

EX-99.B.9	Opinion and Consent of Counsel

EX-99.B.10.	Consent of Independent Registered Public Accounting Firm

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